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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  3707 W. Maple Road   Bloomfield Hills, MI 48301

(Name and address of agent for service)

Registrant's telephone number, including area code:  (248) 644-8500

Date of fiscal year end:         December 31, 2011

Date of reporting period:       June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

U.S. equity investors enjoyed another period of generally rising stock prices during the first half of 2011. Schwartz Value Fund was up 5.4%, versus 6.4% for the Fund’s benchmark, the Russell 1000 Index. The Fund’s longer-term performance is as follows:

	Compound Annual Rate of Return For Periods Ended 6/30/11
	3 years	10 years
Schwartz Value Fund	6.7%	5.0%
Russell 1000 Index	3.7%	3.2%
Dow Jones Industrial Average	6.1%	4.2%
S&P 500 Index	3.3%	2.7%

The Fund’s biggest winner so far in 2011 was H&R Block, Inc. You may recall that we established a position in H&R Block, Inc. last year at this time, and wrote about its unrecognized investment merits. The company’s unrecognized value is now more appreciated in the marketplace. It topped our list of best-performing stocks during the first half of 2011.

H&R Block, Inc.	Financial Services	+55.9%
Patterson-UTI Energy, Inc.	Energy Equipment & Services	+53.7%
MasterCard, Inc.	Financial Services	+34.6%
Dell, Inc.	Computer & Networking Equipment	+25.8%
Exxon Mobil Corporation	Integrated Oil & Gas	+19.3%

The five biggest detractors from performance have been large-capitalization technology companies.

Cisco Systems, Inc.	Communication & Networking Equipment	-22.6%
Applied Materials, Inc.	Semiconductor Capital Equipment	-13.7%
Hewlett-Packard Company	Computer & Networking Equipment	-13.5%
Nintendo Company Ltd.	Video Game Hardware and Software	-9.1%
Microsoft Corporation	PC Software & Services	-5.4%

Despite their continued growth and profitability with enormous free cash flow generation and rock-solid balance sheets, most investors don’t seem to care, as their share prices continue to languish with single-digit price/earnings ratios (P-Es). We believe these neglected stocks are very cheap and safe investments at their current depressed prices.

During the past 6 months, we sold 5 issues from the portfolio due to their stock prices appreciating substantially. These companies were Accenture PLC (ACN), The Chubb Corporation (CB), Nestlé S.A. (NSRGY), PICO Holdings, Inc. (PICO), and Verizon Communications, Inc. (VZ). The proceeds from these sales were added to what we consider to be other attractively priced stocks in the portfolio and several new holdings. In our opinion, the best values today are in large capitalization companies. We added to our positions in Cisco Systems Inc. (CSCO), Hewlett-Packard Company (HPQ), Johnson & Johnson (JNJ), and Microsoft Corporation (MSFT). We also established 12 new positions during the first half of the year and we believe these new positions strengthened the portfolio from a quality standpoint. The changes also reduced the Fund’s average P-E ratio, improved diversification and increased the portfolio’s average market capitalization. An example of our effort to lower the risk profile of the portfolio: we sold Accenture PLC (ACN) at 22x earnings and purchased Hewlett-Packard Company (HPQ) at 8x earnings. Other new stock purchases include:

•
Applied Materials, Inc. (AMAT) – The world’s largest manufacturer of semiconductor wafer fabrication equipment. Even though the business has rebounded from the 2008 recession, the company’s stock price has languished near a two-year low. We believe this $20 billion market capitalization stock is a real bargain. The company has a dominant market position, a clean balance sheet, pays a 2% dividend, and currently trades near an all-time low P-E of 10x.

•
Becton, Dickinson and Company (BDX) – Founded in 1897, the company develops, manufactures and sells a broad array of medical devices. A large and diverse portfolio of proprietary and innovative products enables the company to generate consistent growth with excellent profitability. Management has demonstrated a history of wise capital allocation, with an active share repurchase program and dividend payments that have been increased regularly for many years.

•
The Clorox Company (CLX) – A well-managed consumer products company, focused on cleaning and household items. 70% of the company’s products hold the #1 market share in their category. Well known, leading brands include Clorox, Pine-Sol, and Glad Trash Bags. Although not a rapid grower, the company has a long history of steadily rising sales and earnings, has increased its dividend every year since 1977 (current yield 3.5%), and is further committed to creating shareholder value through consistent share repurchases.

We are pleased to report that as of June 30, 2011, the Fund has an Overall Morningstar Rating* of 4 stars among 1,675 Large-Blend funds, which is the second highest rating by Morningstar.

Thanks for being a shareholder in the Schwartz Value Fund.

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager	Timothy S. Schwartz, CFA Co-Portfolio Manager

June 30, 2011

2

*Source: Morningstar 6-30-11. Schwartz Value Fund was rated 5 stars for the 3 year, 2 stars for the 5 year and 4 stars for 10 year periods ended June 30, 2011 out of 1,675, 1434 and 813 Large Blend Funds, respectively. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. 2011, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

3

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
29,000	Johnson & Johnson	$1,929,080	5.8%
182,700	Unico American Corporation	1,810,557	5.4%
65,000	Microsoft Corporation	1,690,000	5.1%
20,000	Exxon Mobil Corporation	1,627,600	4.9%
100,000	Cisco Systems, Inc.	1,561,000	4.7%
10,000	SPDR Gold Trust	1,459,800	4.4%
40,000	Hewlett-Packard Company	1,456,000	4.4%
100,000	Applied Materials, Inc.	1,301,000	3.9%
75,000	Dell, Inc.	1,250,250	3.8%
50,000	Broadridge Financial Solutions, Inc.	1,203,500	3.6%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	0.4%
Consumer Staples	12.0%
Energy	18.8%
Financials	18.1%
Health Care	10.8%
Industrials	2.9%
Information Technology	30.2%
Exchange-Traded Funds	4.4%
Open-End Funds	0.0%
Cash Equivalents, Other Assets and Liabilities	2.4%
100.0%

4

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS — 93.2%	Shares	Market Value
Consumer Discretionary — 0.4%
Diversified Consumer Services — 0.1%
Strayer Education, Inc.	200	$25,278

Leisure Equipment & Products — 0.3%
Nintendo Company Ltd. - ADR	5,000	116,500

Consumer Staples — 12.0%
Beverages — 2.1%
PepsiCo, Inc.	10,000	704,300

Food & Staples Retailing — 5.6%
Sysco Corporation	25,000	779,500
Wal-Mart Stores, Inc.	20,000	1,062,800
		1,842,300
Food Products — 3.1%
Campbell Soup Company	30,000	1,036,500

Household Products — 1.2%
Clorox Company (The)	4,000	269,760
Colgate-Palmolive Company	1,500	131,115
		400,875
Energy — 18.8%
Energy Equipment & Services — 9.9%
Atwood Oceanics, Inc. *	5,000	220,650
Ensco PLC - ADR	17,500	932,750
Nabors Industries Ltd. *	10,000	246,400
Patterson-UTI Energy, Inc.	15,000	474,150
Rowan Companies, Inc. *	5,000	194,050
Schlumberger Limited	5,000	432,000
Superior Energy Services, Inc. *	10,000	371,400
Tidewater, Inc.	8,000	430,480
		3,301,880
Oil, Gas & Consumable Fuels — 8.9%
BP PLC - ADR	5,000	221,450
Exxon Mobil Corporation	20,000	1,627,600
Range Resources Corporation	8,400	466,200
Southwestern Energy Company *	15,000	643,200
		2,958,450
Financials — 18.1%
Capital Markets — 2.2%
Federated Investors, Inc. - Class B	30,000	715,200

5

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.2% (Continued)	Shares	Market Value
Financials — 18.1% (Continued)
Diversified Financial Services — 7.0%
H&R Block, Inc.	40,000	$641,600
MasterCard, Inc. - Class A	3,000	904,020
Western Union Company (The)	40,000	801,200
		2,346,820
Insurance — 8.9%
Berkshire Hathaway, Inc. - Class A *	10	1,161,050
Unico American Corporation	182,700	1,810,557
		2,971,607
Health Care — 10.8%
Health Care Equipment & Supplies — 1.5%
Becton, Dickinson and Company	6,000	517,020

Pharmaceuticals — 9.3%
Eli Lilly and Company	14,400	540,432
Johnson & Johnson	29,000	1,929,080
Pfizer, Inc.	30,000	618,000
		3,087,512
Industrials — 2.9%
Industrial Conglomerates — 2.9%
3M Company	10,000	948,500

Information Technology — 30.2%
Communications Equipment — 4.7%
Cisco Systems, Inc.	100,000	1,561,000

Computers & Peripherals — 10.7%
Dell, Inc. *	75,000	1,250,250
Hewlett-Packard Company	40,000	1,456,000
Lexmark International, Inc. - Class A *	30,000	877,800
		3,584,050
Electronic Equipment, Instruments & Components — 2.2%
Ingram Micro, Inc. - Class A *	40,000	725,600

IT Services — 3.6%
Broadridge Financial Solutions, Inc.	50,000	1,203,500

Semiconductors & Semiconductor Equipment — 3.9%
Applied Materials, Inc.	100,000	1,301,000

Software — 5.1%
Microsoft Corporation	65,000	1,690,000

Total Common Stocks (Cost $26,646,364)		$31,037,892

6

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 4.4%	Shares	Market Value
SPDR Gold Trust* (Cost $923,697)	10,000	$1,459,800

OPEN-END FUNDS — 0.0%	Shares	Market Value
Sequoia Fund (Cost $8,028)	62	$8,877

MONEY MARKET FUNDS — 1.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $566,761)	566,761	$566,761

Total Investments at Market Value — 99.3% (Cost $28,144,850)		$33,073,330

Other Assets in Excess of Liabilities — 0.7%		233,561

Net Assets — 100.0%		$33,306,891

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2011.

See notes to financial statements.

7

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

ASSETS
Investments, at market value (cost of $28,144,850) (Note 1)	$33,073,330
Receivable for investment securities sold	755,470
Receivable for capital shares sold	119
Dividends receivable	26,060
Other assets	10,946
TOTAL ASSETS	33,865,925

LIABILITIES
Payable for investment securities purchased	468,972
Payable to adviser (Note 2)	80,060
Payable to administrator (Note 2)	4,100
Other accrued expenses	5,902
TOTAL LIABILITIES	559,034

NET ASSETS	$33,306,891

NET ASSETS CONSIST OF:
Paid-in capital	$32,585,209
Accumulated undistributed net investment income	53,234
Accumulated net realized losses from security transactions	(4,260,032)
Net unrealized appreciation on investments	4,928,480
NET ASSETS	$33,306,891

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,490,339

Net asset value, offering price and redemption price per share	$22.35

See notes to financial statements.

8

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$289,530

EXPENSES
Investment advisory fees (Note 2)	161,805
Administration, accounting and transfer agent fees (Note 2)	25,680
Trustees’ fees and expenses	13,775
Legal and audit fees	10,615
Registration fees	9,797
Custodian and bank service fees	3,424
Postage and supplies	2,616
Printing of shareholder reports	2,095
Insurance expense	1,522
Compliance service fees and expenses (Note 2)	1,025
Other expenses	3,958
TOTAL EXPENSES	236,312

NET INVESTMENT INCOME	53,218

REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,765,347
Net change in unrealized appreciation/depreciation on investments	(996,269)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,769,078

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,822,296

See notes to financial statements.

9

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income	$53,218	$176,399
Net realized gains from security transactions	2,765,347	5,346,651
Net change in unrealized appreciation/ depreciation on investments	(996,269)	(1,650,113)
Net increase in net assets resulting from operations	1,822,296	3,872,937

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(176,383)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	59,707	1,137,400
Reinvestment of distributions to shareholders	—	142,604
Payments for shares redeemed	(3,736,245)	(4,184,554)
Net decrease in net assets from capital share transactions	(3,676,538)	(2,904,550)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,854,242)	792,004

NET ASSETS
Beginning of period	35,161,133	34,369,129
End of period	$33,306,891	$35,161,133

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$53,234	$16

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,673	57,788
Shares issued in reinvestment of distributions to shareholders	—	6,733
Shares redeemed	(170,006)	(212,210)
Net decrease in shares outstanding	(167,333)	(147,689)
Shares outstanding, beginning of period	1,657,672	1,805,361
Shares outstanding, end of period	1,490,339	1,657,672

See notes to financial statements.

10

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008		Year Ended Dec. 31, 2007		Year Ended Dec. 31, 2006
Net asset value at beginning of period	$21.21		$19.04	$14.12		$22.15		$25.52		$25.44

Income/(loss) from investment operations:
Net investment income/(loss)	0.04		0.11	(0.01)		0.07		(0.00	)(a)	(0.09)
Net realized and unrealized gains/ (losses) on investments	1.10		2.17	4.93		(8.03)		(2.82)		3.74
Total from investment operations	1.14		2.28	4.92		(7.96)		(2.82)		3.65

Less distributions:
From net investment income	—		(0.11)	—		(0.07)		—		—
From net realized gains on investments	—		—	—		(0.00	)(a)	(0.55)		(3.57)
Total distributions	—		(0.11)	—		(0.07)		(0.55)		(3.57)

Net asset value at end of period	$22.35		$21.21	$19.04		$14.12		$22.15		$25.52

Total return (b)	5.4%	(c)	12.0%	34.8%		(35.9%	)	(11.1%	)	14.3%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$33,307		$35,161	$34,369		$27,490		$54,863		$68,408

Ratio of expenses to average net assets	1.39%	(d)	1.43%	1.55%		1.43%		1.34%		1.38%

Ratio of net investment income/ (loss) to average net assets	0.31%	(d)	0.52%	(0.07%	)	0.33%		(0.00%	)	(0.35% )

Portfolio turnover rate	36%	(c)	69%	73%		150%		78%		82%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See notes to financial statements.

11

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (Unaudited)

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

12

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$31,037,892	$—	$—	$31,037,892
Exchange-Traded Funds	1,459,800	—	—	1,459,800
Open-End Funds	8,877	—	—	8,877
Money Market Funds	566,761	—	—	566,761
Total	$33,073,330	$—	$—	$33,073,330

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the six months ended June 30, 2011, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of or during the six months ended June 30, 2011.

(b) Income taxes — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2011:

Federal income tax cost	$28,145,106
Gross unrealized appreciation	$5,809,346
Gross unrealized depreciation	(881,122)
Net unrealized appreciation	$4,928,224
Accumulated undistributed ordinary income	53,234
Capital loss carryforwards	(7,025,379)
Other gains	2,765,603
Accumulated earnings	$721,682

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $7,025,379, of which $4,352,722 expires on December 31, 2016 and $2,672,657 expires on December 31, 2017. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007 through December 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2011 and December 31, 2010 was as follows:

Period Ended	Ordinary Income	Total Distributions
June 30, 2011	$—	$—
December 31, 2010	$176,383	$176,383

(e) Repurchase agreements — The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. There were no outstanding repurchase agreements at June 30, 2011.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(f) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $27,500 annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.	Investment Transactions

During the six months ended June 30, 2011, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $11,795,718 and $12,258,374, respectively.

15

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6.	New Legislation and Accounting Pronouncements

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the December 31, 2011 annual report.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

16

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2011) and held until the end of the period (June 30, 2011).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,053.70	$7.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.90	$6.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

17

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Advisory Agreement with the Adviser. The approval took place at an in-person meeting held on February 12, 2011.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreement. The Trustees also received and reviewed a considerable amount of information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Advisory Agreement and whether the Advisory Agreement continues to be in the best interest of the Fund and its shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratio of the Fund with those of comparable investment companies; (2) comparative performance information; (3) the Adviser’s revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser; (2) the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which that profit was calculated); (3) the Fund’s performance; (4) the extent to which economies of scale may be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and also met in a private session with independent counsel at which no representatives of the Adviser were present.

The Trustees evaluated and discussed with the Adviser the responsibilities of the Adviser under the Advisory Agreement. The Trustees also reviewed the background, education and experience of the Adviser’s key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s compliance programs, and the Adviser’s role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Fund in their deliberations. The Trustees considered the Fund’s historical performance over various periods ended December 31, 2010, as it compared to the returns of relevant indices and similarly managed mutual funds. Based upon their review, the Trustees observed that, although the Fund underperformed both the Russell 1000 Index (representative of the large-cap segment of the U.S. equity universe) and the Russell 2000 Index (representative of the small-cap segment of the U.S. equity universe) during 2010, the Fund has outperformed each such index over the 10-year period ended December 31, 2010.

The Trustees reviewed the Adviser’s analysis of its profitability from the Advisory Agreement for the year ended December 31, 2010, including the methodology by which that profitability is calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from the Advisory Agreement, including various research services as a result of the placement of the Fund’s portfolio

18

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)(Continued)

brokerage. The Trustees concluded that the Adviser possesses the resources necessary to serve as adviser to the Fund, and based upon their review of the financial statements provided by the Adviser, that it is sufficiently capitalized to remain economically viable to serve as adviser.

The Trustees reviewed the advisory fee paid by the Fund under the Advisory Agreement and compared such fee to the advisory fee ratios of similar mutual funds. The Trustees also compared the total operating expense ratio of the Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. Given that the Fund’s asset levels are lower than most comparable similarly managed funds, the Trustees also considered the effect of the Fund’s potential growth and size on its performance and fees. In considering the Fund’s advisory fee, the Trustees evaluated the Adviser’s investment management capabilities within the context of the financial markets and the Fund’s long-term investment goals. The Trustees noted that the Adviser took advantage of opportunities to purchase a number of high quality, large capitalization stocks at attractive prices when periods of volatility and continued uncertainty about the strength of the economic recovery occurred during the past year. The Trustees observed that the Adviser has practiced discipline in its investment process by purchasing shares of companies with long-term sustainable competitive advantages and by selling shares when they reached the Adviser’s price objectives. The Trustees noted that the Adviser has adhered to the Fund’s stated investments objective and conservative investment approach despite the fact that many smaller, more leveraged companies outperformed companies at the higher end of the quality spectrum in 2010. The Board was mindful that the Adviser has maintained an experienced staff of investment professionals with very little turnover, which has facilitated continuity in the Fund’s investment management process. The Trustees concluded that, based upon the investment strategies of the Fund and the quality of services provided by the Adviser, the advisory fees paid by the Fund are reasonable.

In approving the Advisory Agreement, the Independent Trustees reached the following additional conclusions: (i) the Fund’s performance over the past year has been satisfactory; (ii) the nature, extent and quality of services provided by the Adviser are satisfactory; (iii) the advisory fees and total expenses of the Fund are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable; (iv) the Adviser has demonstrated its commitment to providing shareholders with additional opportunities to participate in economies of scale by previously reducing the advisory fee rate of the Fund; and (v) the extent to which shareholders are achieving economies of scale as the Fund grows is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

19

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
(Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

20

This page intentionally left blank.

Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, Chief Compliance Officer

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2011

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Shareowner of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

For 2 ½ years, President Obama has displayed a lack of understanding of what drives economic growth, employment and business confidence. A consummate politician, he appears economically tone deaf, and has surrounded himself with advisors who don’t understand the nature of economic growth. Corporate America is sitting on record levels of liquidity but the cash is not being deployed to expand business and hire people. Business leaders fear future administration policies relating to taxes, spending, health care costs and regulation.

But now investors are sensing the possibility of change. Institutional investors particularly are focusing on the opportunities associated with resurgent economic growth with a new administration. The return of free-market principles and entrepreneurial spirit, which would likely accompany a Republican administration and Congress, are raising confidence that widespread prosperity will return.

Despite difficult economic times many leading U.S. corporations are experiencing double-digit earnings growth while sporting near debt-free balance sheets. With the cash rolling in, dividends are being increased dramatically. Oddly, the shares of many of these fine companies are still selling at historically low valuations. Add in the likelihood of an increase in price-earnings ratios due to rising investor confidence and you have the recipe for a strong stock market going into the 2012 elections cycle.

Sincerely,

George P. Schwartz, CFA
Chairman & President

June 30, 2011

P.S. Another big plus if President Obama is replaced – all of the Republican candidates are pro-life.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Ten Largest Equity Holdings	4
Asset Allocation	4
Schedule of Investments	5

Ave Maria Growth Fund:
Portfolio Manager Commentary	9
Ten Largest Equity Holdings	12
Asset Allocation	12
Schedule of Investments	13

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	16
Ten Largest Equity Holdings	18
Asset Allocation	18
Schedule of Investments	19

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	22
Ten Largest Equity Holdings	25
Asset Allocation	25
Schedule of Investments	26

Ave Maria World Equity Fund:
Portfolio Manager Commentary	30
Ten Largest Equity Holdings	32
Asset Allocation	32
Schedule of Investments	33

Ave Maria Bond Fund:
Portfolio Manager Commentary	37
Ten Largest Holdings	38
Asset Allocation	38
Schedule of Investments	39

Statements of Assets and Liabilities	44

Statements of Operations	46

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	48
Ave Maria Growth Fund	49
Ave Maria Rising Dividend Fund	50
Ave Maria Opportunity Fund	51
Ave Maria World Equity Fund	52
Ave Maria Bond Fund	53

Financial Highlights:
Ave Maria Catholic Values Fund	54
Ave Maria Growth Fund	55
Ave Maria Rising Dividend Fund	56
Ave Maria Opportunity Fund	57
Ave Maria World Equity Fund	58
Ave Maria Bond Fund	59

Notes to Financial Statements	60

About Your Funds’ Expenses	71

Other Information	74

Approval of Advisory Agreements	75

This report is for the information of the shareholders of the Ave Maria Mutual Funds, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria Catholic Values Fund (the “Fund”) had a total return of 9.7% for the six months ended June 30, 2011, versus 6.0% for the S&P 500 Index, and 8.6% for the S&P 400 MidCap Index.

Since inception on May 1, 2001, the cumulative and annualized returns for the Fund compared to its benchmarks were:

	Since 5-01-01 Inception through 6-30-11 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	106.1%	7.4%
S&P 500 Index	26.7%	2.4%
S&P 400 MidCap Index	117.1%	7.9%

So far, trends in the stock market and the economy in 2011 echo those of 2010. In both periods, the market rose through late April, then corrected. The European sovereign debt crisis, rising oil prices, persistently high unemployment and tepid consumer sentiment are recurring factors elevating investor anxiety. Last year, the stock market rebounded strongly in the second half fueled by corporate profit growth, favorable election results and quantitative easing by the Federal Reserve, which delivered massive liquidity into the system. What could drive stocks higher this year? Corporate profits are still improving, and oil prices are well below the April highs. Importantly, negotiations on the federal debt ceiling place a spotlight on the un-sustainability of the U.S. deficit trends. We are hopeful that Congress and the President will not settle for a temporary quick fix, but set in motion a long-term solution that reverses the trend of government’s ever increasing share of the economy, rather than closing the budget gap with higher taxes. If they fail, perhaps the debate will be resolved in the 2012 elections. A clear path to fiscal sanity would go a long way toward improving consumer and investor confidence in the future.

During the first six months of this year, the Fund initiated four new stock positions. Three of these were deeply depressed shares of homebuilders: Brookfield Residential Properties Inc., PulteGroup, Inc. and Ryland Group, Inc. Since the housing bubble burst in 2007, the industry has been in a depression. Home prices, down about 35% on average, are still declining in many markets, but in others there are signs of stabilization and even recovery. Home affordability is at a 40-year high. New home construction is at lows not seen since the early 1970’s when statistics began. Annualized new home sales are currently less than one-third of the last fifteen-year average. Once job growth resumes and foreclosures clear the market, the pent up housing demand could be surprising. Builders should profit handsomely. The timing of this recovery is unclear, but we intend to add to these relatively small positions as additional evidence of recovery emerges. In

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

addition to the homebuilders, we purchased DeVry, Inc., a very high quality, for–profit education company. DeVry replaced Education Management Corporation, which we sold because its stock price had risen dramatically. The new holdings, of course, comply with the Ave Maria Funds’ moral screens.

Other stocks eliminated from the portfolio were Lubrizol Corporation (Specialty Chemicals), which had appreciated nearly to the takeover price offered by Berkshire Hathaway, Inc.; and American Eagle Outfitters, Inc., which seemed fully valued in light of the increasingly competitive teen apparel retail sector.

Stocks which contributed significantly to Fund performance year to date were: Teradata Corporation (Technology), Chico’s FAS, Inc. (Women’s Apparel Retail), Accenture PLC (IT Services), Halliburton Company (Energy Services), General Cable Corporation (Electrical Capital Goods) and Lubrizol Corporation (Specialty Chemicals). Overall portfolio performance was aided by the overweighting in Energy and good stock selection in the Industrials and Information Technology sectors.

Stocks performing the worst were: Comerica, Inc. (Banking), Hewlett Packard Company (Technology), Hanover Insurance Group, Inc. (Property Casualty Insurance), Federated Investors, Inc. (Investment Management), Foster Wheeler AG (Engineering & Construction), and Lowe’s Companies, Inc. (Home Improvement Retail).

Thank you for your continued commitment to the Ave Maria Catholic Values Fund.

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
120,000	Stryker Corporation	$7,042,800	3.4%
110,000	Accenture PLC - Class A	6,646,200	3.2%
425,000	Chico's FAS, Inc.	6,472,750	3.1%
150,000	General Cable Corporation	6,387,000	3.1%
70,000	United Technologies Corporation	6,195,700	3.0%
120,000	Halliburton Company	6,120,000	2.9%
300,000	Western Union Company (The)	6,009,000	2.9%
165,000	Hewlett-Packard Company	6,006,000	2.8%
40,000	SPDR Gold Trust	5,839,200	2.8%
70,000	Exxon Mobil Corporation	5,696,600	2.7%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	12.7%
Consumer Staples	2.2%
Energy	18.3%
Financials	18.6%
Health Care	12.7%
Industrials	15.0%
Information Technology	11.5%
Materials	3.9%
Exchange-Traded Funds	2.8%
Cash Equivalents, Other Assets and Liabilities	2.3%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS — 94.9%	Shares	Market Value
Consumer Discretionary — 12.7%
Diversified Consumer Services — 2.5%
DeVry, Inc.	90,000	$5,321,700

Household Durables — 1.9%
Brookfield Residential Properties, Inc. *	100,000	992,000
Craftmade International, Inc. *	75,000	296,250
PulteGroup, Inc. *	170,000	1,302,200
Ryland Group, Inc. (The)	85,000	1,405,050
		3,995,500
Specialty Retail — 5.3%
Chico's FAS, Inc.	425,000	6,472,750
Lowe's Companies, Inc.	200,000	4,662,000
		11,134,750
Textiles, Apparel & Luxury Goods — 3.0%
Coach, Inc.	55,000	3,516,150
VF Corporation	25,000	2,714,000
		6,230,150
Consumer Staples — 2.2%
Food & Staples Retailing — 1.2%
Sysco Corporation	80,000	2,494,400

Personal Products — 1.0%
Avon Products, Inc.	75,000	2,100,000

Energy — 18.3%
Energy Equipment & Services — 6.1%
Halliburton Company	120,000	6,120,000
Schlumberger Limited	30,000	2,592,000
Tidewater, Inc.	40,000	2,152,400
Transocean Ltd.	30,000	1,936,800
		12,801,200
Oil, Gas & Consumable Fuels — 12.2%
ConocoPhillips	60,000	4,511,400
Devon Energy Corporation	50,000	3,940,500
Exxon Mobil Corporation	70,000	5,696,600
Peabody Energy Corporation	40,000	2,356,400
Range Resources Corporation	80,000	4,440,000
Southwestern Energy Company *	110,000	4,716,800
		25,661,700
Financials — 18.6%
Capital Markets — 2.3%
Federated Investors, Inc. - Class B	200,000	4,768,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.9% (Continued)	Shares	Market Value
Financials — 18.6% (Continued)
Commercial Banks — 4.9%
Comerica, Inc.	140,000	$4,839,800
U.S. Bancorp	210,000	5,357,100
		10,196,900
Diversified Financial Services — 4.3%
MasterCard, Inc. - Class A	10,000	3,013,400
Western Union Company (The)	300,000	6,009,000
		9,022,400
Insurance — 4.8%
Alleghany Corporation *	12,498	4,163,209
Hanover Insurance Group, Inc. (The)	70,000	2,639,700
Meadowbrook Insurance Group, Inc.	53,500	530,185
Unico American Corporation	282,945	2,803,985
		10,137,079
Real Estate Investment Trusts (REIT) - 0.9%
HCP, Inc.	50,000	1,834,500

Real Estate Management & Development — 1.4%
Kennedy-Wilson Holdings, Inc.	250,000	3,062,500

Health Care — 12.7%
Health Care Equipment & Supplies — 5.4%
Stryker Corporation	120,000	7,042,800
Varian Medical Systems, Inc. *	60,000	4,201,200
		11,244,000
Health Care Providers & Services — 2.1%
Patterson Companies, Inc.	135,000	4,440,150

Life Sciences Tools & Services — 2.6%
Mettler-Toledo International, Inc. *	15,000	2,530,050
Waters Corporation *	30,000	2,872,200
		5,402,250
Pharmaceuticals — 2.6%
Abbott Laboratories	105,000	5,525,100

Industrials — 15.0%
Aerospace & Defense — 4.7%
BE Aerospace, Inc. *	25,000	1,020,250
General Dynamics Corporation	35,000	2,608,200
United Technologies Corporation	70,000	6,195,700
		9,824,150
Commercial Services & Supplies — 2.2%
Genuine Parts Company	85,000	4,624,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.9% (Continued)	Shares	Market Value
Industrials — 15.0% (Continued)
Construction & Engineering — 1.3%
Foster Wheeler AG *	90,000	$2,734,200

Electrical Equipment — 3.1%
General Cable Corporation *	150,000	6,387,000

Machinery — 3.7%
Caterpillar, Inc.	40,000	4,258,400
Graco, Inc.	70,000	3,546,200
		7,804,600
Information Technology — 11.5%
Computers & Peripherals — 2.8%
Hewlett-Packard Company	165,000	6,006,000

IT Services — 7.6%
Accenture PLC - Class A	110,000	6,646,200
International Business Machines Corporation	27,500	4,717,625
Teradata Corporation *	75,000	4,515,000
		15,878,825
Office Electronics — 1.1%
Zebra Technologies Corporation - Class A *	55,000	2,319,350

Materials — 3.9%
Chemicals — 3.9%
FMC Corporation	60,000	5,161,200
Sherwin-Williams Company (The)	35,000	2,935,450
		8,096,650

Total Common Stocks (Cost $148,981,041)		$199,047,054

EXCHANGE-TRADED FUNDS — 2.8%	Shares	Market Value
SPDR Gold Trust * (Cost $4,115,521)	40,000	$5,839,200

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 2.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $5,094,765)	5,094,765	$5,094,765

Total Investments at Market Value — 100.1% (Cost $158,191,327)		$209,981,019

Liabilities in Excess of Other Assets — (0.1%)		(257,526)

Net Assets — 100.0%		$209,723,493

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2011.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2011, the Ave Maria Growth Fund had a total return of 9.0% compared with 6.0% for S&P 500 Index (the “Index”). For the three years ended June 30, 2011, the Fund’s total return was 9.2% annualized compared with 3.3% for the Index; and, for the five years ended June 30, 2011, the Fund returned 6.8% annualized compared with 2.9% for the Index. Since inception (May 1, 2003), the Fund’s total return was 10.7% annualized compared with 6.7% annualized for the Index.

The top five performing stocks in the Ave Maria Growth Fund for the first six months of 2011 were:

Polaris Industries, Inc. (Consumer Discretionary - Leisure Products)	43.9%
Altera Corporation (Information Technology – Semiconductors)	32.4%
Graco, Inc. (Industrials – Industrial Machinery)	29.8%
Ross Stores, Inc. (Consumer Discretionary - Retail Apparel)	27.5%
Accenture PLC (Information Technology – IT Consulting)	25.6%

The bottom five performing stocks were:

Hewlett-Packard Company (Information Technology – Computer Hardware)	-14.2%
Walter Energy, Inc. (Materials – Diversified Metals & Mining)	-12.6%
Flowserve Corporation (Industrials – Industrial Machinery)	-7.3%
Expeditors International of Washington, Inc. (Industrials – Air Freight & Logistics)	-5.8%
SEI Investments Company (Financials – Asset Management & Custody)	-4.9%

The Lipper Leader Scorecard* rates funds in accordance with the following five characteristics: Total Return, Consistent Return, Preservation, Tax Efficiency, and Expense. The score is computed for three years, five years, and overall; and, runs from “1” to “5”, with “5” being the highest score. As of June 30, 2011 your Fund rates a “5” overall for each of the five Lipper characteristics. In addition, the Fund has an overall rating of four-stars by Morningstar** (five stars is the highest possible rating).

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Earlier this year your Fund received a second Lipper Fund Award for Best Multi-Cap Core Fund for the 5-year period ended December 31, 2010. The Ave Maria Growth Fund was ranked number 1 out of 582 funds in its category. The Lipper Fund Awards program highlights funds that have excelled in delivering consistently strong risk-adjusted performance relative to peers.

Respectfully,

James L. Bashaw, CFA
Portfolio Manager

*Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers as of 6-30-11. Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers as of 6-30-11. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class, as of 6-30-11. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax efficiency identify a fund that has been successful at deferring taxes relative to peers as of 6-30-11. Lipper ratings for Expense identify a fund that has successfully managed to keep its expenses low relative to its peers as of 6-30-11. The Lipper Overall ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for each measure over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leader or a score of 5, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1.

Lipper awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, measured in local currency, relative to peers. Winners are selected using the Lipper Leader rating for Consistent Return for funds with at least 36 months of performance history as of the end of each calendar year. Awards are presented for the highest Lipper Leader for Consistent Return within each eligible classification over 3, 5 or 10 years. A Best-in-Class award for the five-year period ending 12/31/10 is for: Ave Maria Growth Fund among 582 Multi-Cap Core funds. A Best-in-Class award for the three-year period ending 12/31/10 is for: Ave Maria Growth Fund among 653 Multi-Cap Core funds. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Lipper awards are not intended to predict future results.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

**Source: Morningstar 6-30-11. The Ave Maria Growth Fund was rated 4 stars for the 3 year and 5 year periods ended June 30, 2011 out of 681 and 609 Mid Cap Growth Funds, respectively. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. 2011, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
69,500	Polaris Industries, Inc.	$7,726,315	4.4%
128,200	Graco, Inc.	6,494,612	3.7%
101,300	Coach, Inc.	6,476,109	3.7%
79,000	Ross Stores, Inc.	6,329,480	3.6%
21,300	AutoZone, Inc.	6,280,305	3.6%
100,900	Accenture PLC - Class A	6,096,378	3.5%
130,900	Altera Corporation	6,067,215	3.5%
54,300	C.R. Bard, Inc.	5,965,398	3.4%
118,200	McCormick & Company, Inc.	5,859,174	3.3%
140,400	Gilead Sciences, Inc.	5,813,964	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	15.3%
Consumer Staples	9.6%
Energy	4.9%
Financials	7.5%
Health Care	14.7%
Industrials	26.1%
Information Technology	19.6%
Materials	1.8%
Cash Equivalents, Other Assets and Liabilities	0.5%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS — 99.5%	Shares	Market Value
Consumer Discretionary — 15.3%
Leisure Equipment & Products — 4.4%
Polaris Industries, Inc.	69,500	$7,726,315

Specialty Retail — 7.2%
AutoZone, Inc. *	21,300	6,280,305
Ross Stores, Inc.	79,000	6,329,480
		12,609,785
Textiles, Apparel & Luxury Goods — 3.7%
Coach, Inc.	101,300	6,476,109

Consumer Staples — 9.6%
Food Products — 5.9%
Kellogg Company	81,600	4,514,112
McCormick & Company, Inc.	118,200	5,859,174
		10,373,286
Household Products — 2.7%
Clorox Company (The)	71,600	4,828,704

Personal Products — 1.0%
Herbalife Ltd.	29,000	1,671,560

Energy — 4.9%
Oil, Gas & Consumable Fuels — 4.9%
Exxon Mobil Corporation	41,400	3,369,132
Occidental Petroleum Corporation	50,300	5,233,212
		8,602,344
Financials — 7.5%
Capital Markets — 5.1%
Eaton Vance Corporation	166,600	5,036,318
SEI Investments Company	175,900	3,959,509
		8,995,827
Insurance — 2.4%
Brown & Brown, Inc.	160,200	4,110,732

Health Care — 14.7%
Biotechnology — 3.3%
Gilead Sciences, Inc. *	140,400	5,813,964

Health Care Equipment & Supplies — 9.9%
C.R. Bard, Inc.	54,300	5,965,398
Stryker Corporation	95,300	5,593,157
Varian Medical Systems, Inc. *	82,900	5,804,658
		17,363,213

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.5% (Continued)	Shares	Market Value
Health Care — 14.7%(Continued)
Life Sciences Tools & Services — 1.5%
Mettler-Toledo International, Inc. *	16,000	$2,698,720

Industrials — 26.1%
Aerospace & Defense — 3.9%
General Dynamics Corporation	57,700	4,299,804
Precision Castparts Corporation	15,500	2,552,075
		6,851,879
Air Freight & Logistics — 1.4%
Expeditors International of Washington, Inc.	49,100	2,513,429

Commercial Services & Supplies — 3.2%
Rollins, Inc.	274,350	5,591,253

Electrical Equipment — 3.3%
AMETEK, Inc.	128,400	5,765,160

Machinery — 14.3%
Danaher Corporation	101,500	5,378,485
Donaldson Company, Inc.	61,400	3,725,752
Flowserve Corporation	37,000	4,065,930
Graco, Inc.	128,200	6,494,612
Toro Company (The)	90,200	5,457,100
		25,121,879
Information Technology — 19.6%
Computers & Peripherals — 6.4%
Apple, Inc. *	17,000	5,706,390
Hewlett-Packard Company	153,200	5,576,480
		11,282,870
Electronic Equipment, Instruments & Components — 3.1%
Amphenol Corporation - Class A	101,200	5,463,788

IT Services — 6.6%
Accenture PLC - Class A	100,900	6,096,378
Cognizant Technology Solutions Corporation - Class A *	75,000	5,500,500
		11,596,878
Semiconductors & Semiconductor Equipment — 3.5%
Altera Corporation	130,900	6,067,215

Materials — 1.8%
Metals & Mining — 1.8%
Walter Energy, Inc.	26,500	3,068,700

Total Common Stocks (Cost $125,863,089)		$174,593,610

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 0.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $1,350,667)	1,350,667	$1,350,667

Total Investments at Market Value — 100.3% (Cost $127,213,756)		$175,944,277

Liabilities in Excess of Other Assets — (0.3%)		(504,187)

Net Assets — 100.0%		$175,440,090

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2011.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

The Ave Maria Rising Dividend Fund was up 11.0% for the six months ended June 30, 2011 compared to 6.0% for the S&P 500 Index. Positive contributions to performance came from a broad spectrum of our companies. The most significant contributions came from Weight Watchers International, Inc., VF Corporation, and Lubrizol Corporation (the target of an acquisition by Berkshire Hathaway, Inc.). Detracting from positive performance were Comerica, Inc., United Bankshares, Inc., Lowe’s Companies, Inc., Federated Investors, Inc., and Avon Products, Inc.

During the first half of the year, several positions were sold due to significant price appreciation. Those included DENTSPLY International, Inc., Family Dollar Stores, Inc., Lubrizol Corporation and Weight Watchers International, Inc.. New positions were initiated in Colgate Palmolive Company, Cracker Barrel Old Country Stores, Inc., DeVry Inc., Hasbro, Inc., Illinois Tool Works, Inc., Lowe’s Companies, Inc., Norfolk Southern Corporation and U.S. Bancorp.

Investors seem to have a renewed regard for dividends. During the dot.com bubble of the late 1990s, almost no one cared about dividends. But times have changed since then. Increasingly, dividends are seen as an indicator of quality and proof that management can run the business profitably enough to continue making the necessary investments and return excess profits to the owners. Companies that don’t pay a dividend now need a good reason for not doing so. Even consumer activist Ralph Nader has gotten into the act, asking the management of Cisco Systems, Inc. why they aren’t paying a higher dividend. With income-seeking baby boomers just beginning to retire, this trend toward corporations paying dividends should accelerate.

Companies represented in the Ave Maria Rising Dividend Fund continue their long history of increasing dividends. 25 of the 43 companies in the portfolio increased their dividends during the first half of 2011. Many of the remaining companies are expected to increase their dividends during the second half of the year. Most of our companies increase their dividends every year. When a company doesn’t increase its dividend, we ask why not, and how soon can we reasonably expect dividend growth to resume? One reason for studying historic dividend progression is to improve our estimate of the future dividend stream. That future dividend stream will help determine the success of the investment. Fortunately, the Fund is comprised of what we believe to be strong companies with good growth prospects run by management who are intelligent allocators of capital and seem to understand their responsibility to the shareholders.

Even though economic times are challenging, superior companies like the ones in our portfolio, continue to grow and increase their dividends.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We appreciate your investment in the Ave Maria Rising Dividend Fund and work hard to justify the trust you have placed in us.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-portfolio Manager	Co-portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
80,000	Exxon Mobil Corporation	$6,510,400	3.4%
70,000	Colgate-Palmolive Company	6,118,700	3.2%
80,000	Norfolk Southern Corporation	5,994,400	3.1%
105,000	Illinois Tool Works, Inc.	5,931,450	3.1%
105,000	Emerson Electric Company	5,906,250	3.1%
110,000	Abbot Laboratories	5,788,200	3.0%
245,000	Lowe's Companies, Inc.	5,710,950	2.9%
185,000	Republic Services, Inc.	5,707,250	2.9%
75,000	General Dynamics Corporation	5,589,000	2.9%
95,000	Stryker Corporation	5,575,550	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	19.9%
Consumer Staples	17.0%
Energy	10.1%
Financials	10.1%
Health Care	9.5%
Industrials	19.9%
Information Technology	5.5%
Materials	2.4%
Cash Equivalents, Other Assets and Liabilities	5.6%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS — 94.4%	Shares	Market Value
Consumer Discretionary — 19.9%
Diversified Consumer Services — 2.5%
DeVry, Inc.	80,000	$4,730,400

Hotels, Restaurants & Leisure — 1.4%
Cracker Barrel Old Country Store, Inc.	55,000	2,712,050

Leisure Equipment & Products — 1.9%
Hasbro, Inc.	85,000	3,734,050

Media — 1.5%
John Wiley & Sons, Inc. - Class A	55,000	2,860,550

Specialty Retail — 8.0%
Cato Corporation (The) - Class A	155,000	4,464,000
Lowe's Companies, Inc.	245,000	5,710,950
Ross Stores, Inc.	50,000	4,006,000
Tractor Supply Company	20,000	1,337,600
		15,518,550
Textiles, Apparel & Luxury Goods — 4.6%
VF Corporation	50,000	5,428,000
Wolverine World Wide, Inc.	85,000	3,548,750
		8,976,750
Consumer Staples — 17.0%
Food & Staples Retailing — 2.8%
Sysco Corporation	175,000	5,456,500

Food Products — 5.6%
Hormel Foods Corporation	100,000	2,981,000
Kellogg Company	100,000	5,532,000
Lancaster Colony Corporation	40,000	2,432,800
		10,945,800
Household Products — 5.8%
Clorox Company (The)	75,000	5,058,000
Colgate-Palmolive Company	70,000	6,118,700
		11,176,700
Personal Products — 2.8%
Avon Products, Inc.	195,000	5,460,000

Energy — 10.1%
Energy Equipment & Services — 4.2%
Halliburton Company	100,000	5,100,000
Schlumberger Limited	35,000	3,024,000
		8,124,000

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.4% (Continued)	Shares	Market Value
Energy — 10.1% (Continued)
Oil, Gas & Consumable Fuels — 5.9%
ConocoPhillips	65,000	$4,887,350
Exxon Mobil Corporation	80,000	6,510,400
		11,397,750
Financials — 10.1%
Capital Markets — 1.7%
Federated Investors, Inc. - Class B	140,000	3,337,600

Commercial Banks — 6.1%
BB&T Corporation	100,000	2,684,000
Comerica, Inc.	70,000	2,419,900
U.S. Bancorp	155,000	3,954,050
United Bankshares, Inc.	110,000	2,692,800
		11,750,750
Insurance — 2.3%
Chubb Corporation (The)	20,000	1,252,200
HCC Insurance Holdings, Inc.	100,000	3,150,000
		4,402,200
Health Care — 9.5%
Health Care Equipment & Supplies — 6.5%
Medtronic, Inc.	135,000	5,201,550
Meridian Bioscience, Inc.	80,000	1,928,800
Stryker Corporation	95,000	5,575,550
		12,705,900
Pharmaceuticals — 3.0%
Abbott Laboratories	110,000	5,788,200

Industrials — 19.9%
Aerospace & Defense — 4.9%
General Dynamics Corporation	75,000	5,589,000
United Technologies Corporation	45,000	3,982,950
		9,571,950
Commercial Services & Supplies — 2.9%
Republic Services, Inc.	185,000	5,707,250

Electrical Equipment — 3.1%
Emerson Electric Company	105,000	5,906,250

Industrial Conglomerates — 2.8%
3M Company	57,500	5,453,875

Machinery — 3.1%
Illinois Tool Works, Inc.	105,000	5,931,450

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.4% (Continued)	Shares	Market Value
Industrials — 19.9% (Continued)
Road & Rail — 3.1%
Norfolk Southern Corporation	80,000	$5,994,400

Information Technology — 5.5%
IT Services — 3.1%
Jack Henry & Associates, Inc.	65,000	1,950,650
Paychex, Inc.	135,000	4,147,200
		6,097,850
Semiconductors & Semiconductor Equipment — 2.4%
Microchip Technology, Inc.	120,000	4,549,200

Materials — 2.4%
Chemicals — 2.4%
RPM International, Inc.	205,000	4,719,100

Total Common Stocks (Cost $154,005,060)		$183,009,075

MONEY MARKET FUNDS — 5.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	8,538,525	$8,538,525
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	2,976,549	2,976,549
Total Money Market Funds (Cost $11,515,074)		$11,515,074

Total Investments at Market Value — 100.3% (Cost $165,520,134)		$194,524,149

Liabilities in Excess of Other Assets — (0.3%)		(507,807)

Net Assets — 100.0%		$194,016,342

(a)	The rate shown is the 7-day effective yield as of June 30, 2011.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

The Ave Maria Opportunity Fund (the “Fund”) posted a 9.1% gain during the six months ended June 30, 2011, which compares favorably to a 6.2% gain for the Russell 2000 Index and a 7.5% gain for the S&P 600 Smallcap Index. For the 3-year period ended June 30, 2011 the Fund returned an average of 11.0% per year, compared to 7.8% for the Russell 2000 Index and 8.2% for the S&P 600 Smallcap Index. For the first 6 months of this year, the Fund outperformed its benchmarks largely due to the strong performance of several big gainers, which outweighed the portfolio’s modest decliners. The five stocks that performed best for the Fund in the last 6 months were:

Weight Watchers International, Inc.	Consumer Services	+161.4%
Patterson-UTI Energy, Inc.	Oil, Gas & Consumable Fuels	+ 52.3%
H&R Block, Inc.	Financial Services	+ 49.1%
Dell, Inc.	Technology	+ 27.5%
Arrow Electronics, Inc.	Technology	+ 27.4%

The five stocks that performed worst for the Fund were:

Lexmark International, Inc.	Technology	–18.2%
Applied Materials, Inc.	Technology	–14.9%
Investment Technology Group, Inc.	Financial Services	–10.5%
Federated Investors, Inc.	Financial Services	– 7.4%
Ingram Micro, Inc.	Technology	– 5.1%

During the past 6 months, we sold 8 companies from the portfolio, due to their stock prices appreciating to the point where we felt they were no longer bargains. These companies were Accenture PLC (ACN), Cimarex Energy Company (XEC), Forest Laboratories, Inc. (FRX), Leucadia National Corporation (LUK), Microchip Technology, Inc. (MCHP), Ross Stores, Inc. (ROST), and Weight Watchers International, Inc. (WTW). Weight Watchers International, Inc. was the Fund’s biggest winner, more than doubling in price during the past 12 months. Endo Pharmaceuticals Holdings, Inc. (ENDP), which had increased about 100% from our cost, was liquidated because the company became a violator of the Fund’s moral screens.

The proceeds from these stock sales were reinvested in what we consider to be more attractively priced stocks in the portfolio and several new holdings. We established 26 new positions during the first half of the year. It was a period of unusually high turnover for the Fund, which resulted in what we believe to be a strengthened portfolio from a quality standpoint. Also the changes reduced the Fund’s average PE ratio, improved diversification and lowered the portfolio’s average market capitalization. In an effort to lower the risk profile of the portfolio, we sold Weight Watchers International, Inc. at nearly 30x earnings, and purchased Rent-A-Center, Inc. (RCII) at 10x earnings.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

In another case, we sold Accenture PLC at 22x earnings, and purchased Q-Logic Corporation (QLGC) at 11x earnings. Other recent stock purchases include:

•
Atrion Corporation (ATRI) – a superbly managed Texas-based company that provides proprietary products and components to the health care industry. This $400 million market capitalization company has a long history of rising sales and earnings, has increased its dividend every year since 2003, and generates a return on equity of 18% with a debt-free balance sheet.

•
Force Protection, Inc. (FRPT) - a small-cap ($300 million) defense company, Force Protection, Inc. manufactures ballistic and blast-protected vehicles primarily for the U.S. Department of Defense. The company also provides ongoing service and maintenance, spare parts, and training for its vehicles. At around $5.00/share, down from $30 a few years ago, it trades at 10x earnings and appears downright cheap. There is more than $140 million in cash on the balance sheet with no debt.

•
H.B. Fuller Company (FUL) – manufacturer of adhesives, sealants, coatings, paints, and other specialty chemical products, H.B. Fuller Company generates strong free cash flow. The management are wise allocators of capital, as demonstrated by timely share repurchases and consistent dividend payments. The business has rebounded markedly since the 2008 recession.

We are pleased to report the as of June 30, 2011, the Fund has an Overall Morningstar Rating* of 4 stars among 372 Mid Cap Blend funds, which is the second highest rating by Morningstar. Also on a positive note, the Fund’s expense ratio continues to be below the industry average for Mid Cap Blend equity funds. According to Morningstar, the average Mid Cap Blend equity fund had a total expense ratio of 1.34% as of June 30, 2011, while AVESX had an expense ratio of 1.25% after fee waivers.

Thanks for being a shareholder in the Ave Maria Opportunity Fund.

Timothy S. Schwartz, CFA
Portfolio Manager

*Source: Morningstar 6-30-11. The Ave Maria Opportunity Fund was rated 5 stars and 3 stars for the 3 year and 5 year periods ended June 30, 2011 out 372 and 305 Mid Cap Blend Funds, respectively. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

star. 2011, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The adviser has contractually agreed to limit the Fund’s ordinary operating expenses to an amount not exceeding 1.25% of the Fund’s average daily net assets until at least May 1, 2012.

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
55,000	Lexmark International, Inc. - Class A	$1,609,300	4.5%
10,000	SPDR Gold Trust	1,459,800	4.1%
40,000	Hewlett-Packard Company	1,456,000	4.1%
75,000	Dell, Inc.	1,250,250	3.5%
50,000	Broadridge Financial Solutions, Inc.	1,203,500	3.4%
20,000	Ensco PLC - ADR	1,066,000	3.0%
30,000	Campbell Soup Company	1,036,500	2.9%
3,036	Alleghany Corporation	1,011,322	2.8%
75,000	Applied Materials, Inc.	975,750	2.7%
75,000	Arris Group, Inc.	870,750	2.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	9.4%
Consumer Staples	4.8%
Energy	13.3%
Financials	18.1%
Health Care	1.5%
Industrials	2.5%
Information Technology	33.9%
Materials	1.4%
Exchange-Traded Funds	4.1%
Cash Equivalents, Other Assets and Liabilities	11.0%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS — 84.9%	Shares	Market Value
Consumer Discretionary — 9.4%
Diversified Consumer Services — 0.4%
Matthews International Corporation - Class A	3,500	$140,525

Household Durables — 0.0%
Stanley Furniture Company, Inc. *	4,600	19,274

Leisure Equipment & Products — 1.3%
Nintendo Company Ltd. - ADR	20,000	466,000

Media — 1.2%
John Wiley & Sons, Inc. - Class A	7,934	412,647

Specialty Retail — 4.7%
Cato Corporation (The) - Class A	30,000	864,000
Rent-A-Center, Inc.	15,000	458,400
Signet Jewelers Ltd. *	7,500	351,075
		1,673,475
Textiles, Apparel & Luxury Goods — 1.8%
Wolverine World Wide, Inc.	15,000	626,250

Consumer Staples — 4.8%
Food Products — 4.8%
Campbell Soup Company	30,000	1,036,500
Lancaster Colony Corporation	11,200	681,184
		1,717,684
Energy — 13.3%
Energy Equipment & Services — 9.0%
Atwood Oceanics, Inc. *	6,000	264,780
Ensco PLC - ADR	20,000	1,066,000
Nabors Industries Ltd. *	5,000	123,200
Patterson-UTI Energy, Inc.	15,000	474,150
Rowan Companies, Inc. *	5,000	194,050
Superior Energy Services, Inc. *	15,000	557,100
Tidewater, Inc.	10,000	538,100
		3,217,380
Oil, Gas & Consumable Fuels — 4.3%
Forest Oil Corporation *	15,000	400,650
Range Resources Corporation	10,000	555,000
Rosetta Resources, Inc. *	2,500	128,850
Southwestern Energy Company *	10,000	428,800
		1,513,300

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 84.9% (Continued)	Shares	Market Value
Financials — 18.1%
Capital Markets — 3.9%
Federated Investors, Inc. - Class B	29,400	$700,896
Investment Technology Group, Inc. *	50,000	701,000
		1,401,896
Commercial Banks — 0.9%
United Bancorp, Inc. *	100,000	315,000

Diversified Financial Services — 5.7%
Dun & Bradstreet Corporation (The)	4,000	302,160
H&R Block, Inc.	35,000	561,400
PICO Holdings, Inc. *	20,000	580,000
Western Union Company (The)	30,000	600,900
		2,044,460
Insurance — 5.5%
Alleghany Corporation *	3,036	1,011,322
Markel Corporation *	500	198,405
Meadowbrook Insurance Group, Inc.	10,000	99,100
White Mountains Insurance Group Ltd.	1,500	630,240
		1,939,067
Real Estate Management & Development — 0.4%
St. Joe Company (The) *	7,500	156,300

Thrifts & Mortgage Finance — 1.7%
FedFirst Financial Corporation	9,620	143,338
Oritani Financial Corporation	20,000	255,800
Standard Financial Corporation *	5,000	76,000
ViewPoint Financial Group	7,981	110,138
		585,276
Health Care — 1.5%
Health Care Equipment & Supplies — 0.6%
Atrion Corporation	1,057	209,075

Health Care Providers & Services — 0.9%
VCA Antech, Inc. *	15,000	318,000

Industrials — 2.5%
Aerospace & Defense — 1.0%
Sparton Corporation *	33,715	344,567

Machinery — 0.8%
Force Protection, Inc. *	60,000	297,900

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 84.9% (Continued)	Shares	Market Value
Industrials — 2.5% (Continued)
Trading Companies & Distributors — 0.7%
Applied Industrial Technologies, Inc.	7,500	$267,075

Information Technology — 33.9%
Communications Equipment — 2.5%
Arris Group, Inc. *	75,000	870,750

Computers & Peripherals — 13.9%
Dell, Inc. *	75,000	1,250,250
Hewlett-Packard Company	40,000	1,456,000
Lexmark International, Inc. - Class A *	55,000	1,609,300
QLogic Corporation *	40,000	636,800
		4,952,350
Electronic Equipment, Instruments & Components — 7.2%
Arrow Electronics, Inc. *	15,000	622,500
Avnet, Inc. *	25,000	797,000
Benchmark Electronics, Inc. *	10,000	165,000
Ingram Micro, Inc. - Class A *	40,000	725,600
ScanSource, Inc. *	7,200	269,856
		2,579,956
Internet Software & Services — 0.6%
Stamps.com, Inc. *	15,000	200,100

IT Services — 5.6%
Broadridge Financial Solutions, Inc.	50,000	1,203,500
Computer Services, Inc.	16,000	478,400
ManTech International Corporation - Class A	3,500	155,470
SAIC, Inc. *	10,000	168,200
		2,005,570
Semiconductors & Semiconductor Equipment — 2.7%
Applied Materials, Inc.	75,000	975,750

Software — 1.4%
Synopsys, Inc. *	20,000	514,200

Materials — 1.4%
Chemicals — 1.4%
H.B. Fuller Company	20,000	488,400

Total Common Stocks (Cost $26,335,948)		$30,252,227

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 4.1%	Shares	Market Value
SPDR Gold Trust * (Cost $1,157,495)	10,000	$1,459,800

MONEY MARKET FUNDS — 12.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,655,458	$1,655,458
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,278,692	1,278,692
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	1,655,459	1,655,459
Total Money Market Funds (Cost $4,589,609)		$4,589,609

Total Investments at Market Value — 101.9% (Cost $32,083,052)		$36,301,636

Liabilities in Excess of Other Assets — (1.9%)		(681,064)

Net Assets — 100.0%		$35,620,572

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2011.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria World Equity Fund (the “Fund”) had a total return of 5.5% for the six months ended June 30. 2011. The return for the S&P Global 1200 Index was 5.7%.

Since inception on May 1, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were:

	Since 5-01-10 Inception through 6-30-11 Total Returns
	Cumulative	Annualized
Ave Maria World Equity Fund (AVEWX)	18.6%	15.7%
S&P Global 1200 Index	14.7%	12.5%

In the first half of this year, international markets were buffeted by natural disasters, political upheavals, sovereign debt crises and inflationary pressures, all of which contributed to slowing global economic growth and reduced investor confidence around the world. In spite of these headwinds, the returns for the Fund and the S&P Global 1200 Index were in line with the S&P 500 Index’s return of 6.0%.

The Ave Maria World Equity Fund offers investors the opportunity to diversify into foreign companies whose stocks are non-dollar denominated (although we purchase their U.S. traded ADRs) and into U.S. companies that generate most of their sales and profits outside the U.S. The dollar weakened against most currencies in the first half of this year, which increased the value of foreign stocks in dollar terms. For instance, as a group, the European stocks in the Global 1200 Index returned 1.6% in their local currencies, but returned 10.2 % when converted into U.S. dollars. While currencies fluctuate from period to period, we believe that the long-term trend of weakness in the dollar is a valid reason to consider ownership of Ave Maria World Equity Fund.

Stocks which contributed positively to performance include: MasterCard, Inc. (Financial Services), Lubrizol Corporation (Specialty Chemicals), Accenture PLC (I.T. Services), Heineken NV – Unsponsored ADR (Beverages), General Cable Corporation (Electrical Capital Goods), and AXA S.A. - ADR (Insurance & Financial Services). Overall, the Consumer Goods, Financials and Industrials sectors added the most value.

Stocks which were the weakest performers were: Longtop Financial Technologies Limited – ADR (Technology Services), Hewlett-Packard Company (Technology), Nintendo Company, Ltd. - ADR (Consumer Electronics), LG Display Company Ltd. - ADR (Electronic Display Components), Koninklijke Philips Electronics NV - ADR (Consumer Electronics and Lighting), and Foster Wheeler AG (Engineering and Construction). International Information Technology and Energy stocks were generally weaker performers.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund added ten new positions so far this year: Brookfield Residential Properties, Inc. (Homebuilder, Canada), POSCO - ADR (Steel, S. Korea), International Flavor & Fragrances, Inc. (Specialty Chemical, U.S.), CNOOC Limited – ADR (Energy, China), Barclays PLC - ADR (Banking U.K.), BNP Paribas - ADR (Banking, France), Tokio Marine Holdings, Inc. – ADR (Insurance, Japan), Emerson Electric Company (Electrical Equipment, U.S.), FMC Corporation (Specialty Chemicals, U.S.) and Taiwan Semiconductor Manufacturing Company Ltd. - ADR (Technology, Taiwan). None of these companies violate the Ave Maria Mutual Funds’ moral screens.

Two positions were eliminated: Lubrizol Corporation, which had appreciated nearly to the takeover price offered by Berkshire Hathaway, Inc. and Millicom International Cellular S.A., which discontinued its U.S. traded ADR program.

As of June 30, 2011, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
United States	44%	49%
Europe	16%	19%
United Kingdom	3%	10%
Japan	5%	7%
Canada	9%	5%
Asia ex Japan	9%	4%
Australia	2%	4%
Latin America	3%	2%
Other	1%	—
Cash Equivalents	8%	—

Thank you for being a shareowner,

Gregory R. Heilman, CFA
Portfolio Manager

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
15,000	Hewlett-Packard Company	$546,000	2.7%
6,000	McDonald's Corporation	505,920	2.5%
9,500	Abbott Laboratories	499,890	2.5%
6,000	Toyota Motor Corporation - ADR	494,520	2.4%
5,500	Colgate-Palmolive Company	480,755	2.4%
5,000	3M Company	474,250	2.3%
7,500	Accenture PLC - Class A	453,150	2.2%
15,000	Heineken NV - Unsponsored ADR	452,250	2.2%
5,500	Diageo PLC - ADR	450,285	2.2%
16,000	Avon Products, Inc.	448,000	2.2%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	7.4%
Consumer Staples	11.4%
Energy	12.8%
Financials	14.2%
Health Care	4.4%
Industrials	16.6%
Information Technology	11.8%
Materials	8.9%
Telecommunication Services	3.4%
Exchange-Traded Funds	1.2%
Cash Equivalents, Other Assets and Liabilities	7.9%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS — 90.9%	Shares	Market Value
Consumer Discretionary — 7.4%
Automobiles — 2.4%
Toyota Motor Corporation - ADR	6,000	$494,520

Hotels, Restaurants & Leisure — 2.5%
McDonald's Corporation	6,000	505,920

Household Durables — 1.5%
Brookfield Residential Properties, Inc. *	30,000	297,600

Leisure Equipment & Products — 1.0%
Nintendo Company Ltd. - ADR	9,000	209,700

Consumer Staples — 11.4%
Beverages — 4.4%
Diageo PLC - ADR	5,500	450,285
Heineken NV - Unsponsored ADR	15,000	452,250
		902,535
Food & Staples Retailing — 0.7%
Delhaize Group - ADR	2,000	150,720

Food Products — 1.7%
Nestlé S.A. - ADR	5,500	343,090

Household Products — 2.4%
Colgate-Palmolive Company	5,500	480,755

Personal Products — 2.2%
Avon Products, Inc.	16,000	448,000

Energy — 12.8%
Energy Equipment & Services — 4.0%
Schlumberger Limited	3,000	259,200
Tidewater, Inc.	5,000	269,050
Transocean Ltd.	4,500	290,520
		818,770
Oil, Gas & Consumable Fuels — 8.8%
Advantage Oil & Gas Ltd. *	30,000	237,900
Canadian Natural Resources Ltd.	7,500	313,950
CNOOC Limited - ADR	1,500	353,895
Exxon Mobil Corporation	5,000	406,900
Petróleo Brasileiro S.A. - ADR	8,000	270,880
Suncor Energy, Inc.	5,500	215,050
		1,798,575

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.9% (Continued)	Shares	Market Value
Financials — 14.2%
Commercial Banks — 5.2%
Banco Santander S.A. - ADR	18,000	$207,180
Barclays PLC - ADR	12,000	197,160
BNP Paribas - ADR	7,000	270,550
Toronto-Dominion Bank (The)	4,500	382,050
		1,056,940
Diversified Financial Services — 3.8%
MasterCard, Inc. - Class A	1,300	391,742
Western Union Company (The)	19,000	380,570
		772,312
Insurance — 5.2%
Allianze SE - ADR	15,000	210,300
AXA S.A. - ADR	16,000	364,480
Tokio Marine Holdings, Inc. - ADR	11,000	308,220
Zurich Financial Services AG - ADR	7,500	190,050
		1,073,050
Health Care — 4.4%
Health Care Equipment & Supplies — 1.9%
Mindray Medical International Ltd. - ADR	14,000	392,700

Pharmaceuticals — 2.5%
Abbott Laboratories	9,500	499,890

Industrials — 16.6%
Aerospace & Defense — 1.8%
United Technologies Corporation	4,200	371,742

Construction & Engineering — 1.9%
Foster Wheeler AG *	13,000	394,940

Electrical Equipment — 4.1%
Emerson Electric Company	7,500	421,875
General Cable Corporation *	10,000	425,800
		847,675
Industrial Conglomerates — 5.0%
3M Company	5,000	474,250
Koninklijke Philips Electronics NV - ADR	8,000	205,440
Siemens AG - ADR	2,500	343,825
		1,023,515
Machinery — 1.8%
Lincoln Electric Holdings, Inc.	10,000	358,500

Road & Rail — 2.0%
Canadian National Railway Company	5,000	399,500

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.9% (Continued)	Shares	Market Value
Information Technology — 11.8%
Computers & Peripherals — 2.7%
Hewlett-Packard Company	15,000	$546,000

Electronic Equipment, Instruments & Components — 1.7%
LG Display Company Ltd. - ADR	24,000	337,200

IT Services — 4.3%
Accenture PLC - Class A	7,500	453,150
International Business Machines Corporation	2,500	428,875
		882,025
Office Electronics — 1.2%
Zebra Technologies Corporation - Class A *	6,000	253,020

Semiconductors & Semiconductor Equipment — 1.9%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	30,000	378,300

Software — 0.0%
Longtop Financial Technologies Limited - ADR * (a) (b)	8,000	8,000

Materials — 8.9%
Chemicals — 5.9%
FMC Corporation	4,500	387,090
International Flavors & Fragrances, Inc.	6,500	417,560
Syngenta AG - ADR	6,000	405,360
		1,210,010
Metals & Mining — 3.0%
BHP Billiton Ltd. - ADR	3,500	331,205
POSCO - ADR	2,500	271,550
		602,755
Telecommunication Services — 3.4%
Diversified Telecommunication Services — 2.0%
CenturyLink, Inc.	4,000	161,720
Telefónica S.A. - ADR	10,000	244,900
		406,620
Wireless Telecommunication Services — 1.4%
América Móvil S.A.B. de C.V. - Series L - ADR	5,500	296,340

Total Common Stocks (Cost $17,081,907)		$18,561,219

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 1.2%	Shares	Market Value
SPDR Gold Trust * (Cost $213,270)	1,700	$248,166

MONEY MARKET FUNDS — 8.1%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (c)	928,818	$928,818
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (c)	714,640	714,640
Total Money Market Funds (Cost $1,643,458)		$1,643,458

Total Investments at Market Value — 100.2% (Cost $18,938,635)		$20,452,843

Liabilities in Excess of Other Assets — (0.2%)		(46,404)

Net Assets — 100.0%		$20,406,439

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Fair value priced (Note 1). Fair valued securities totaled $8,000 at June 30. 2011, representing 0.0% of net assets.

(b)	Level 3 security (Note 1).

(c)	The rate shown is the 7-day effective yield as of June 30, 2011.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2011, the total return of the Ave Maria Bond Fund (AVEFX) was 2.5% equaling the return of the Barclays Capital U.S. Intermediate U.S. Government/Credit Index. Positive performance came from a broad spectrum of the Fund’s portfolio holdings, including common stock of VF Corporation, Abbott Laboratories, ConocoPhillips and Exxon Mobil Corporation. Investments in intermediate-maturity U.S. Government obligations, both conventional Treasuries and Treasury Inflation Protected Securities (TIPs), also made positive contributions to performance. Negatively affecting performance during the first six months of the year were shares of United Bankshares, Inc., Federated Investors, Inc., Medtronic Inc., and Lowe’s Companies, Inc.

In today’s low interest-rate environment, we believe selected dividend-paying common stocks offer an attractive adjunct to our high-quality bond portfolio. As of June 30, 2011, the average yield-to-maturity of bond holdings in the Fund was 1.2%, while the dividend yield on the Fund’s equity holdings was 3.2%. (Our common stock investments are adding meaningfully to the overall income return of the portfolio.) As of June 30, 2011, equities represented 19.4% of the portfolio.

Interest rates are very near record lows, and the next significant change in interest rates will in all probability be to higher levels. In our view, this change will be a long-term positive for the Fund, as it will create the opportunity to re-invest maturing bond proceeds at higher interest rates. But for now, our focus is on limiting interest-rate risk by positioning the portfolio defensively with short-maturity issues of high quality. The massive monetary and fiscal stimulus provided by government policies are likely to result in higher inflation. Hence, higher interest rates. In that eventuality, our short-maturity bonds will perform better than longer-maturity issues. This conservative posture is designed to better protect principal and enhance the opportunity for above-average future performance.

We appreciate your participation in the Ave Maria Bond Fund.

Sincerely,

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS *
June 30, 2011 (Unaudited)

Par Value	Company	Market Value	% of Net Assets
$3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	$3,146,250	3.6%
2,226,860	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,548,363	2.9%
2,500,000	U.S. Treasury Notes, 1.000%, due 10/31/11	2,507,618	2.9%
2,500,000	U.S. Treasury Notes, 0.750%, due 11/30/11	2,506,737	2.9%
2,000,000	U.S. Treasury Notes, 1.250%, due 02/15/14	2,029,376	2.3%
1,500,000	Private Export Funding Corporation, 5.685%, due 05/15/12	1,570,098	1.8%
1,500,000	U.S. Treasury Notes, 2.375%, due 08/31/14	1,569,492	1.8%
1,500,000	U.S. Treasury Notes, 1.375%, due 03/15/13	1,524,615	1.7%
1,500,000	U.S. Treasury Notes, 1.375%, due 10/15/12	1,520,625	1.7%
1,500,000	U.S. Bancorp, 2.450%, due 07/27/15	1,514,066	1.7%

* Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	24.8%
U.S. Government Agencies	7.5%

CORPORATE BONDS
Sector
Consumer Discretionary	4.6%
Consumer Staples	3.7%
Energy	2.6%
Financials	7.2%
Health Care	3.0%
Industrials	4.6%
Information Technology	7.2%
Materials	2.4%
Telecommunication Services	1.4%
Utilities	3.3%

COMMON STOCKS
Sector
Consumer Discretionary	2.2%
Consumer Staples	3.6%
Energy	2.0%
Financials	2.2%
Health Care	1.7%
Industrials	4.2%
Information Technology	1.5%
Materials	1.1%
Utilities	0.9%
Cash Equivalents, Other Assets and Liabilities	8.3%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

U.S. TREASURY OBLIGATIONS — 24.8%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 4.3%
2.500%, due 07/15/16	$2,226,860	$2,548,363
2.625%, due 07/15/17	1,084,930	1,262,078
		3,810,441
U.S. Treasury Notes — 20.5%
1.000%, due 10/31/11	2,500,000	2,507,618
0.750%, due 11/30/11	2,500,000	2,506,737
1.375%, due 10/15/12	1,500,000	1,520,625
1.375%, due 03/15/13	1,500,000	1,524,615
1.250%, due 02/15/14	2,000,000	2,029,376
2.375%, due 08/31/14	1,500,000	1,569,492
2.500%, due 04/30/15	3,000,000	3,146,250
2.625%, due 02/29/16	1,000,000	1,046,562
2.375%, due 03/31/16	1,000,000	1,034,609
2.000%, due 04/30/16	1,000,000	1,015,160
		17,901,044

Total U.S. Treasury Obligations (Cost $20,905,946)		$21,711,485

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.5%	Par Value	Market Value
Federal Farm Credit Bank — 3.7%
4.480%, due 08/24/12	$1,000,000	$1,047,188
4.600%, due 12/27/12	1,000,000	1,062,143
4.500%, due 01/22/15	1,000,000	1,111,457
		3,220,788
Federal Home Loan Bank — 1.4%
2.650%, due 08/12/13	750,000	751,894
3.740%, due 02/06/14	500,000	510,292
		1,262,186
Private Export Funding Corporation — 2.4%
5.685%, due 05/15/12	1,500,000	1,570,098
3.550%, due 04/15/13	500,000	526,567
		2,096,665
Total U.S. Government Agency Obligations (Cost $6,329,605)		$6,579,639

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 40.0%	Par Value	Market Value
Consumer Discretionary — 4.6%
Johnson Controls, Inc., 5.500%, due 01/15/16	$500,000	$560,659
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	564,412
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	995,839
McGraw-Hill Companies, Inc. (The), 5.375%, due 11/15/12	500,000	524,500
TJX Companies, Inc. (The), 4.200%, due 08/15/15	1,250,000	1,356,728
		4,002,138
Consumer Staples — 3.7%
Avon Products, Inc., 5.625%, due 03/01/14	1,000,000	1,094,806
Clorox Company (The), 5.000%, due 01/15/15	1,000,000	1,095,483
Sysco Corporation, 4.200%, due 02/12/13	1,000,000	1,052,577
		3,242,866
Energy — 2.6%
Apache Corporation, 5.625%, due 01/15/17	1,000,000	1,153,238
ConocoPhillips, 4.750%, due 02/01/14	1,000,000	1,091,144
		2,244,382
Financials — 7.2%
BB&T Corporation, 4.750%, due 10/01/12	1,000,000	1,042,213
Burlington Resources Financial Company, 6.500%, due 12/01/11	500,000	512,349
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,102,492
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,022,065
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	1,000,000	1,087,195
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,514,066
		6,280,380
Health Care — 3.0%
Medtronic, Inc., 4.750%, due 09/15/15	1,000,000	1,110,524
Medtronic, Inc., 2.625%, due 03/15/16	500,000	507,894
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,040,214
		2,658,632
Industrials — 4.6%
Cooper US, Inc., 5.450%, due 04/01/15	1,000,000	1,121,644
Eaton Corporation, 4.900%, due 05/15/13	500,000	537,314
Ryder System, Inc., 3.150%, due 03/02/15	1,000,000	1,029,658
Union Pacific Corporation, 5.125%, due 02/15/14	500,000	548,913
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	822,291
		4,059,820
Information Technology — 7.2%
Dell, Inc., 2.300%, due 09/10/15	1,500,000	1,506,059
Harris Corporation, 5.000%, due 10/01/15	1,000,000	1,095,729

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 40.0% (Continued)	Par Value	Market Value
Information Technology — 7.2% (Continued)
Hewlett-Packard Company, 6.125%, due 03/01/14	$1,000,000	$1,121,763
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	499,138
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	502,100
International Business Machines Corporation, 4.750%, due 11/29/12	500,000	528,474
International Business Machines Corporation, 6.500%, due 10/15/13	500,000	560,789
International Business Machines Corporation, 2.000%, due 01/05/16	500,000	497,077
		6,311,129
Materials — 2.4%
Praxair, Inc., 6.375%, due 04/01/12	1,000,000	1,043,875
Sherwin-Williams Company (The), 3.125%, due 12/15/14	1,000,000	1,056,033
		2,099,908
Telecommunication Services — 1.4%
Verizon Communications, Inc., 4.350%, due 02/15/13	500,000	526,282
Verizon Communications, Inc., 4.900%, due 09/15/15	600,000	664,841
		1,191,123
Utilities — 3.3%
Duke Energy Corporation, 3.950%, due 09/15/14	800,000	850,791
NextEra Energy Capital Holdings, Inc., 5.625%, due 09/01/11	1,000,000	1,007,540
Southern Power Company, 6.250%, due 07/15/12	1,000,000	1,051,871
		2,910,202

Total Corporate Bonds (Cost $33,966,979)		$35,000,580

COMMON STOCKS — 19.4%	Shares	Market Value
Consumer Discretionary — 2.2%
Specialty Retail — 1.2%
Cato Corporation (The) - Class A	15,000	$432,000
Lowe's Companies, Inc.	25,000	582,750
		1,014,750
Textiles, Apparel & Luxury Goods — 1.0%
VF Corporation	8,000	868,480

Consumer Staples — 3.6%
Food & Staples Retailing — 1.0%
Sysco Corporation	27,500	857,450

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.4% (Continued)	Shares	Market Value
Consumer Staples — 3.6% (Continued)
Household Products — 1.6%
Clorox Company (The)	10,000	$674,400
Kimberly-Clark Corporation	11,000	732,160
		1,406,560
Personal Products — 1.0%
Avon Products, Inc.	30,000	840,000

Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
ConocoPhillips	12,500	939,875
Exxon Mobil Corporation	10,000	813,800
		1,753,675
Financials — 2.2%
Capital Markets — 0.8%
Federated Investors, Inc. - Class B	30,000	715,200

Commercial Banks — 1.1%
U.S. Bancorp	10,000	255,100
United Bankshares, Inc.	30,000	734,400
		989,500
Insurance — 0.3%
Chubb Corporation (The)	4,000	250,440

Health Care — 1.7%
Health Care Equipment & Supplies — 0.5%
Medtronic, Inc.	12,000	462,360

Pharmaceuticals — 1.2%
Abbott Laboratories	20,000	1,052,400

Industrials — 4.2%
Aerospace & Defense — 0.7%
General Dynamics Corporation	8,000	596,160

Commercial Services & Supplies — 0.5%
Republic Services, Inc.	15,000	462,750

Electrical Equipment — 0.6%
Emerson Electric Company	10,000	562,500

Industrial Conglomerates — 0.9%
3M Company	8,000	758,800

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.4% (Continued)	Shares	Market Value
Industrials — 4.2% (Continued)
Machinery — 0.6%
Illinois Tool Works, Inc.	10,000	$564,900

Road & Rail — 0.9%
Norfolk Southern Corporation	10,000	749,300

Information Technology — 1.5%
IT Services — 0.9%
Paychex, Inc.	25,000	768,000

Semiconductors & Semiconductor Equipment — 0.6%
Microchip Technology, Inc.	15,000	568,650

Materials — 1.1%
Chemicals — 1.1%
RPM International, Inc.	40,000	920,800

Utilities — 0.9%
Electric Utilities — 0.9%
Southern Company (The)	20,000	807,600

Total Common Stocks (Cost $14,816,893)		$16,970,275

MONEY MARKET FUNDS — 8.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	4,018,293	$4,018,293
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	3,150,678	3,150,678
Total Money Market Funds (Cost $7,168,971)		$7,168,971

Total Investments at Market Value — 99.9% (Cost $83,188,394)		$87,430,950

Other Assets in Excess of Liabilities — 0.1%		48,691

Net Assets — 100.0%		$87,479,641

(a)	The rate shown is the 7-day effective yield as of June 30, 2011.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$158,191,327	$127,213,756	$165,520,134
At market value (Note 1)	$209,981,019	$175,944,277	$194,524,149
Receivable for capital shares sold	825,338	344,124	1,635,469
Receivable for investment securities sold	—	—	672,561
Dividends receivable	204,640	142,490	289,148
Other assets	20,939	25,339	25,137
TOTAL ASSETS	211,031,936	176,456,230	197,146,464

LIABILITIES
Dividends payable	—	—	57,285
Payable for investment securities purchased	324,517	404,858	2,511,521
Payable for capital shares redeemed	247,014	35,215	200,216
Payable to adviser (Note 2)	506,208	407,923	323,942
Payable to administrator (Note 2)	25,355	21,078	22,500
Accrued shareholder servicing fees (Note 2)	187,462	129,893	—
Other accrued expenses and liabilities	17,887	17,173	14,658
TOTAL LIABILITIES	1,308,443	1,016,140	3,130,122

NET ASSETS	$209,723,493	$175,440,090	$194,016,342

NET ASSETS CONSIST OF:
Paid-in capital	$165,437,423	$124,345,866	$161,722,418
Accumulated undistributed net investment income/(loss)	(140,391)	(292,853)	162
Accumulated net realized gains/(losses) from security transactions	(7,363,231)	2,656,556	3,289,747
Net unrealized appreciation on investments	51,789,692	48,730,521	29,004,015
NET ASSETS	$209,723,493	$175,440,090	$194,016,342
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,635,648	7,829,471	14,061,183
Net asset value, offering price and redemption price per share (Note 1)	$18.02	$22.41	$13.80

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$32,083,052	$18,938,635	$83,188,394
At market value (Note 1)	$36,301,636	$20,452,843	$87,430,950
Cash	—	4,449	—
Receivable for capital shares sold	45,568	315,997	170,884
Dividends and interest receivable	20,964	26,220	673,365
Other assets	15,555	14,917	20,821
TOTAL ASSETS	36,383,723	20,814,426	88,296,020

LIABILITIES
Dividends payable	—	—	29,798
Payable for investment securities purchased	673,125	366,551	513,468
Payable for capital shares redeemed	20,859	1	170,898
Payable to adviser (Note 2)	56,760	30,019	49,139
Payable to administrator (Note 2)	4,256	4,000	7,088
Accrued shareholder servicing fees (Note 2)	—	—	33,256
Other accrued expenses and liabilities	8,151	7,416	12,732
TOTAL LIABILITIES	763,151	407,987	816,379

NET ASSETS	$35,620,572	$20,406,439	$87,479,641

NET ASSETS CONSIST OF:
Paid-in capital	$31,075,639	$18,754,368	$82,196,570
Accumulated undistributed net investment income/(loss)	(44,391)	78,523	75
Accumulated net realized gains from security transactions	370,740	59,340	1,040,440
Net unrealized appreciation on investments	4,218,584	1,514,208	4,242,556
NET ASSETS	$35,620,572	$20,406,439	$87,479,641
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,008,066	1,720,671	7,907,443
Net asset value, offering price and redemption price per share (Note 1)	$11.84	$11.86	$11.06

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2011 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,357,849	$924,815	$1,840,375

EXPENSES
Investment advisory fees (Note 2)	948,885	771,189	581,174
Shareholder servicing fees (Note 2)	249,706	202,944	—
Administration, accounting and transfer agent fees (Note 2)	150,688	122,496	116,973
Postage and supplies	25,861	23,126	20,879
Legal and audit fees	21,164	18,963	19,555
Registration fees	11,961	15,275	20,366
Trustees’ fees and expenses	13,775	13,775	13,775
Custodian and bank service fees	8,637	9,399	9,448
Insurance expense	6,419	4,803	4,728
Compliance service fees and expenses (Note 2)	4,671	3,869	3,865
Advisory board fees and expenses	4,131	4,131	4,131
Printing of shareholder reports	3,425	3,209	2,746
Other expenses	9,861	8,244	521
TOTAL EXPENSES	1,459,184	1,201,423	798,161
Plus previous investment advisory fee reductions and expense reimbursements recouped by the Adviser (Note 2)	39,056	16,245	—
NET EXPENSES	1,498,240	1,217,668	798,161

NET INVESTMENT INCOME/(LOSS)	(140,391)	(292,853)	1,042,214

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	8,612,782	3,052,945	8,228,247
Net change in unrealized appreciation/ depreciation on investments	9,661,039	10,914,801	6,042,956
REALIZED AND UNREALIZED GAINS ON INVESTMENTS	18,273,821	13,967,746	14,271,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,133,430	$13,674,893	$15,313,417

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2011 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$142,075	$226,152	$255,387
Foreign withholding taxes on dividends	—	(22,222)	—
Interest	38	2	849,201
TOTAL INCOME	142,113	203,932	1,104,588

EXPENSES
Investment advisory fees (Note 2)	141,743	79,625	117,172
Administration, accounting and transfer agent fees (Note 2)	24,256	18,000	39,284
Shareholder servicing fees (Note 2)	—	—	58,586
Registration fees	12,063	14,863	15,740
Trustees’ fees and expenses	13,775	13,775	13,775
Legal and audit fees	10,838	9,905	14,138
Postage and supplies	6,221	2,514	9,440
Advisory board fees and expenses	4,131	4,131	4,131
Custodian and bank service fees	4,017	4,187	4,115
Insurance expense	982	452	2,935
Printing of shareholder reports	1,299	961	1,587
Compliance service fees and expenses (Note 2)	991	678	2,077
Other expenses	5,778	4,913	10,269
TOTAL EXPENSES	226,094	154,004	293,249
Less fee reductions by the Adviser (Note 2)	(39,590)	(28,281)	(19,849)
NET EXPENSES	186,504	125,723	273,400

NET INVESTMENT INCOME/(LOSS)	(44,391)	78,209	831,188

REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	3,282,714	115,157	1,040,440
Net change in unrealized appreciation/ depreciation on investments	(784,619)	478,072	117,048
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,498,095	593,229	1,157,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,453,704	$671,438	$1,988,676

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income/(loss)	$(140,391)	$74,340
Net realized gains from security transactions	8,612,782	16,045,399
Net change in unrealized appreciation/depreciation on investments	9,661,039	16,955,495
Net increase in net assets resulting from operations	18,133,430	33,075,234

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(107,531)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,818,789	17,029,400
Reinvestment of distributions to shareholders	—	99,585
Payments for shares redeemed	(14,141,558)	(32,818,126)
Net increase/(decrease) in net assets from capital share transactions	3,677,231	(15,689,141)

TOTAL INCREASE IN NET ASSETS	21,810,661	17,278,562

NET ASSETS
Beginning of period	187,912,832	170,634,270
End of period	$209,723,493	$187,912,832

ACCUMULATED NET INVESTMENT LOSS	$(140,391)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,008,476	1,181,302
Shares issued in reinvestment of distributions to shareholders	—	6,386
Shares redeemed	(813,742)	(2,266,543)
Net increase/(decrease) in shares outstanding	194,734	(1,078,855)
Shares outstanding, beginning of period	11,440,914	12,519,769
Shares outstanding, end of period	11,635,648	11,440,914

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS
Net investment loss	$(292,853)	$(357,781)
Net realized gains from security transactions	3,052,945	2,045,253
Net change in unrealized appreciation/depreciation on investments	10,914,801	28,377,461
Net increase in net assets resulting from operations	13,674,893	30,064,933

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	31,365,387	29,190,293
Payments for shares redeemed	(17,043,684)	(27,438,065)
Net increase in net assets from capital share transactions	14,321,703	1,752,228

TOTAL INCREASE IN NET ASSETS	27,996,596	31,817,161

NET ASSETS
Beginning of period	147,443,494	115,626,333
End of period	$175,440,090	$147,443,494

ACCUMULATED NET INVESTMENT LOSS	$(292,853)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,442,684	1,625,271
Shares redeemed	(784,168)	(1,566,917)
Net increase in shares outstanding	658,516	58,354
Shares outstanding, beginning of period	7,170,955	7,112,601
Shares outstanding, end of period	7,829,471	7,170,955

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income	$1,042,214	$1,731,739
Net realized gains from security transactions	8,228,247	6,756,690
Net change in unrealized appreciation/depreciation on investments	6,042,956	10,852,999
Net increase in net assets resulting from operations	15,313,417	19,341,428

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,042,808)	(1,746,969)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	65,796,015	44,251,594
Reinvestment of distributions to shareholders	940,544	1,420,740
Payments for shares redeemed	(14,012,710)	(39,106,203)
Net increase in net assets from capital share transactions	52,723,849	6,566,131

TOTAL INCREASE IN NET ASSETS	66,994,458	24,160,590

NET ASSETS
Beginning of period	127,021,884	102,861,294
End of period	$194,016,342	$127,021,884

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$162	$756

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	4,893,012	3,861,627
Shares issued in reinvestment of distributions to shareholders	68,632	123,135
Shares redeemed	(1,053,495)	(3,383,504)
Net increase in shares outstanding	3,908,149	601,258
Shares outstanding, beginning of period	10,153,034	9,551,776
Shares outstanding, end of period	14,061,183	10,153,034

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income/(loss)	$(44,391)	$13,091
Net realized gains from security transactions	3,282,714	1,809,414
Net change in unrealized appreciation/depreciation on investments	(784,619)	1,805,357
Net increase in net assets resulting from operations	2,453,704	3,627,862

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(13,091)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,540,035	9,114,867
Reinvestment of distributions to shareholders	—	11,827
Payments for shares redeemed	(3,167,046)	(4,734,146)
Net increase in net assets from capital share transactions	8,372,989	4,392,548

TOTAL INCREASE IN NET ASSETS	10,826,693	8,007,319

NET ASSETS
Beginning of period	24,793,879	16,786,560
End of period	$35,620,572	$24,793,879

ACCUMULATED NET INVESTMENT LOSS	$(44,391)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	994,918	940,239
Shares issued in reinvestment of distributions to shareholders	—	1,088
Shares redeemed	(272,236)	(498,649)
Net increase in shares outstanding	722,682	442,678
Shares outstanding, beginning of period	2,285,384	1,842,706
Shares outstanding, end of period	3,008,066	2,285,384

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 (a)
FROM OPERATIONS
Net investment income	$78,209	$314
Net realized gains/(losses) from security transactions	115,157	(55,817)
Net change in unrealized appreciation/depreciation on investments	478,072	1,036,136
Net increase in net assets resulting from operations	671,438	980,633

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,332,593	11,420,388
Payments for shares redeemed	(597,200)	(401,413)
Net increase in net assets from capital share transactions	7,735,393	11,018,975

TOTAL INCREASE IN NET ASSETS	8,406,831	11,999,608

NET ASSETS
Beginning of period	11,999,608	—
End of period	$20,406,439	$11,999,608

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$78,523	$314

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	704,117	1,107,387
Shares redeemed	(50,615)	(40,218)
Net increase in shares outstanding	653,502	1,067,169
Shares outstanding, beginning of period	1,067,169	—
Shares outstanding, end of period	1,720,671	1,067,169

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income	$831,188	$1,556,343
Net realized gains from security transactions	1,040,440	1,035,733
Net change in unrealized appreciation/depreciation on investments	117,048	1,513,777
Net increase in net assets resulting from operations	1,988,676	4,105,853

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class R	(831,721)	(1,548,731)
From net investment income, Class I	—	(7,253)
From net realized gains on investments, Class R	—	(95,291)
Decrease in net assets from distributions to shareholders	(831,721)	(1,651,275)

FROM CAPITAL SHARE TRANSACTIONS
CLASS R (Note 1)
Proceeds from shares sold	18,406,651	31,117,816
Reinvestment of distributions to shareholders	681,014	1,368,393
Payments for shares redeemed	(7,371,458)	(12,110,415)
Net increase in net assets from Class R capital share transactions	11,716,207	20,375,794

CLASS I (Note 1)
Payments for shares redeemed	—	(2,768,633)

TOTAL INCREASE IN NET ASSETS	12,873,162	20,061,739

NET ASSETS
Beginning of period	74,606,479	54,544,740
End of period	$87,479,641	$74,606,479

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$75	$608

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R (Note 1)
Shares sold	1,671,759	2,898,913
Shares issued in reinvestment of distributions to shareholders	61,765	127,324
Shares redeemed	(670,992)	(1,123,758)
Net increase in shares outstanding	1,062,532	1,902,479
Shares outstanding, beginning of period	6,844,911	4,942,432
Shares outstanding, end of period	7,907,443	6,844,911

CLASS I (Note 1)
Shares redeemed	—	(262,768)
Decrease in shares outstanding	—	(262,768)
Shares outstanding, beginning of period	—	262,768
Shares outstanding, end of period	—	—

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006
Net asset value at beginning of period	$16.42		$13.63	$9.91	$15.70		$16.50		$15.06

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)		0.01	0.01	(0.00	)(a)	0.00	(a)	(0.04)
Net realized and unrealized gains/(losses) on investments	1.61		2.79	3.72	(5.78)		(0.67)		2.18
Total from investment operations	1.60		2.80	3.73	(5.78)		(0.67)		2.14

Less distributions:
From net investment income	—		(0.01)	(0.01)	—		(0.00	)(a)	—
From net realized gains on investments	—		—	—	(0.01)		(0.13)		(0.70)
Total distributions	—		(0.01)	(0.01)	(0.01)		(0.13)		(0.70)

Net asset value at end of period	$18.02		$16.42	$13.63	$9.91		$15.70		$16.50

Total return (b)	9.7%	(c)	20.5%	37.6%	(36.8%	)(d)	(4.0%	)(d)	14.2%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$209,723		$187,913	$170,634	$132,814		$247,195		$258,012

Ratio of net expenses to average net assets (e)	1.50%	(f)	1.50%	1.50%	1.50%		1.50%		1.50%

Ratio of net investment income/ (loss) to average net assets	(0.14%	)(f)	0.04%	0.07%	(0.03%	)	0.03%		(0.23% )

Portfolio turnover rate	13%	(c)	33%	58%	53%		52%		59%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51%, 1.56%, 1.54% and 1.52% for the years ended December 31, 2010, 2009, 2008 and 2006, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of period	$20.56		$16.26		$12.86		$18.94	$17.22	$15.00

Income/(loss) from investment operations:
Net investment loss	(0.04)		(0.05)		(0.02)		(0.06)	(0.09)	(0.04)
Net realized and unrealized gains/(losses) on investments	1.89		4.35		3.42		(6.02)	2.09	2.40
Total from investment operations	1.85		4.30		3.40		(6.08)	2.00	2.36

Less distributions:
From net realized gains on investments	—		—		—		—	(0.28)	(0.14)

Net asset value at end of period	$22.41		$20.56		$16.26		$12.86	$18.94	$17.22

Total return (a)	9.0%	(b)	26.5%		26.4%		(32.1% )	11.6%	15.8%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$175,440		$147,443		$115,626		$83,911	$116,737	$85,211

Ratio of net expenses to average net assets (c)	1.50%	(d)	1.50%		1.50%		1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets	(0.36%	)(d)	(0.29%	)	(0.16%	)	(0.35% )	(0.55% )	(0.30% )

Portfolio turnover rate	5%	(b)	25%		9%		22%	9%	13%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.61%, 1.60%, 1.56% and 1.62% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(d)	Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of period	$12.51		$10.77	$8.72	$11.54	$12.08	$10.59

Income/(loss) from investment operations:
Net investment income	0.08		0.17	0.13	0.15	0.16	0.14
Net realized and unrealized gains/(losses) on investments	1.29		1.74	2.05	(2.74)	(0.22)	1.75
Total from investment operations	1.37		1.91	2.18	(2.59)	(0.06)	1.89

Less distributions:
From net investment income	(0.08)		(0.17)	(0.13)	(0.15)	(0.16)	(0.14)
From net realized gains on investments	—		—	—	(0.08)	(0.32)	(0.26)
Total distributions	(0.08)		(0.17)	(0.13)	(0.23)	(0.48)	(0.40)

Net asset value at end of period	$13.80		$12.51	$10.77	$8.72	$11.54	$12.08

Total return (a)	11.0%	(b)	17.9%	25.3%	(22.8% )	(0.6% )	17.9%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$194,016		$127,022	$102,861	$67,102	$82,743	$35,051

Ratio of net expenses to average net assets	1.03%	(c)	1.06%	1.11%	1.15%	1.14%	1.25% (d)

Ratio of net investment income to average net assets	1.34%	(c)	1.52%	1.42%	1.41%	1.26%	1.23%

Portfolio turnover rate	16%	(b)	34%	63%	39%	41%	65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.31% for the year ended December 31, 2006.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006(a)
Net asset value at beginning of period	$10.85		$9.11	$6.47		$9.58	$10.55	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)		0.01	(0.02)		0.03	0.07	0.06
Net realized and unrealized gains/(losses) on investments	1.00		1.74	2.66		(3.11)	(0.97)	0.77
Total from investment operations	0.99		1.75	2.64		(3.08)	(0.90)	0.83

Less distributions:
From net investment income	—		(0.01)	—		(0.03)	(0.07)	(0.06)
From net realized gains on investments	—		—	—		—	—	(0.22)
Total distributions	—		(0.01)	—		(0.03)	(0.07)	(0.28)

Net asset value at end of period	$11.84		$10.85	$9.11		$6.47	$9.58	$10.55

Total return (b)	9.1%	(c)	19.2%	40.8%		(32.2% )	(8.5% )	8.3%	(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$35,621		$24,794	$16,787		$9,859	$18,163	$17,714

Ratio of net expenses to average net assets (d)	1.25%	(e)	1.25%	1.25%		1.25%	1.25%	1.24%	(e)

Ratio of net investment income/ (loss) to average net assets	(0.30%	)(e)	0.07%	(0.25%	)	0.29%	0.66%	0.84%	(e)

Portfolio turnover rate	38%	(c)	81%	113%		276%	126%	102%	(e)

(a)	Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.51%(e), 1.79%, 2.31%, 2.29%, 1.80% and 1.90%(e) for the periods ended June 30, 2011 and December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(e)	Annualized.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010(a)
Net asset value at beginning of period	$11.24		$10.00

Income from investment operations:
Net investment income	0.05		0.00	(b)
Net realized and unrealized gains on investments	0.57		1.24
Total from investment operations	0.62		1.24

Net asset value at end of period	$11.86		$11.24

Total return (c)	5.5%	(d)	12.4%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$20,406		$12,000

Ratio of net expenses to average net assets (e)	1.50%	(f)	1.50%	(f)

Ratio of net investment income to average net assets	0.93%	(f)	0.01%	(f)

Portfolio turnover rate	8%	(d)	5%	(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.83%(f) and 2.45%(f) for the periods ended June 30, 2011 and December 31, 2010, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND(a)
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of period	$10.90		$10.48	$9.79	$10.12		$10.25	$10.08

Income/(loss) from investment operations:
Net investment income	0.11		0.26	0.29	0.36		0.38	0.35
Net realized and unrealized gains/(losses) on investments	0.16		0.43	0.69	(0.33)		0.10	0.24
Total from investment operations	0.27		0.69	0.98	0.03		0.48	0.59

Less distributions:
From net investment income	(0.11)		(0.26)	(0.29)	(0.36)		(0.38)	(0.35)
From net realized gains on investments	—		(0.01)	—	(0.00	)(b)	(0.23)	(0.07)
Total distributions	(0.11)		(0.27)	(0.29)	(0.36)		(0.61)	(0.42)

Net asset value at end of period	$11.06		$10.90	$10.48	$9.79		$10.12	$10.25

Total return (c)	2.5%	(d)	6.7%	10.2%	0.3%		4.8%	6.0%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$87,480		$74,606	$51,788	$38,136		$34,178	$23,382

Ratio of net expenses to average net assets (e)	0.70%	(f)	0.70%	0.66%	0.62%		0.65%	0.60%

Ratio of net investment income to average net assets	2.13%	(f)	2.38%	2.90%	3.63%		3.69%	3.37%

Portfolio turnover rate	11%	(d)	24%	27%	63%		45%	21%

(a)	Prior to February 13, 2010, formally known as the Ave Maria Bond Fund - Class R (Note 1).

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.75%(f), 0.85%, 0.93%, 0.91%, 0.96% and 0.94% for the periods ended June 30, 2011 and December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (Unaudited)

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Prior to February 13, 2010, the Ave Maria Bond Fund offered two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represented an interest in the same assets of the Fund, had the same rights and was identical in all material respects except that: (1) Class R shares bore the expenses of higher distribution fees; (2) certain other class-specific expenses were borne solely by the class to which such expenses were attributable; (3) each class had exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares required an initial investment of $10 million. Investment income earned, realized

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

capital gains and losses, and unrealized appreciation and depreciation were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses were charged directly to the class incurring the expense. Common expenses which were not attributable to a specific class were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

At a meeting held on February 13, 2010, the Board of Trustees approved the termination of Class I shares of the Ave Maria Bond Fund. In addition, the “Class R” designation previously assigned to the sole remaining class of shares of the Ave Maria Bond Fund was eliminated.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

For example, U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments by security type as of June 30, 2011:

Ave Maria Catholic Values	Level 1	Level 2	Level 3	Total
Common Stocks	$199,047,054	$—	$—	$199,047,054
Exchange-Traded Funds	5,839,200	—	—	5,839,200
Money Market Funds	5,094,765	—	—	5,094,765
Total	$209,981,019	$—	$—	$209,981,019

Ave Maria Growth	Level 1	Level 2	Level 3	Total
Common Stocks	$174,593,610	$—	$—	$174,593,610
Money Market Funds	1,350,667	—	—	1,350,667
Total	$175,944,277	$—	$—	$175,944,277

Ave Maria Rising Dividend	Level 1	Level 2	Level 3	Total
Common Stocks	$183,009,075	$—	$—	$183,009,075
Money Market Funds	11,515,074	—	—	11,515,074
Total	$194,524,149	$—	$—	$194,524,149

Ave Maria Opportunity	Level 1	Level 2	Level 3	Total
Common Stocks	$30,252,227	$—	$—	$30,252,227
Exchange-Traded Funds	1,459,800	—	—	1,459,800
Money Market Funds	4,589,609	—	—	4,589,609
Total	$36,301,636	$—	$—	$36,301,636

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria World Equity	Level 1	Level 2	Level 3	Total
Common Stocks	$18,553,219	$—	$8,000	$18,561,219
Exchange-Traded Funds	248,166	—	—	248,166
Money Market Funds	1,643,458	—	—	1,643,458
Total	$20,444,843	$—	$8,000	$20,452,843

Ave Maria Bond	Level 1	Level 2	Level 3	Total
Common Stocks	$16,970,275	$—	$—	$16,970,275
U.S. Treasury Obligations	—	21,711,485	—	21,711,485
U.S. Government Agency Obligations	—	6,579,639	—	6,579,639
Corporate Bonds	—	35,000,580	—	35,000,580
Money Market Funds	7,168,971	—	—	7,168,971
Total	$24,139,246	$63,291,704	$—	$87,430,950

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1, Level 2 and Level 3 inputs by security type and sector or industry type. During the six months ended June 30, 2011, there were no significant transfers in and out of any Level in the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

The following is a reconciliation of Level 3 assets held in the Ave Maria World Equity Fund for which significant unobservable inputs were used to determine fair value as of June 30, 2011. Because of the inherent uncertainty of valuation, this value may differ from the value that would have been used had a ready market for the security existed and this difference could be material.

Balance as of December 31, 2010	$—
Transfers in and/or out of Level 3	8,000
Balance as of June 30, 2011	$8,000

The amount of change in net unrealized appreciation/depreciation on investments in Level 3 securities still held at June 30, 2011 was ($252,448). This amount is located in the net change in unrealized appreciation/depreciation on investments in the Statements of Operations for the Ave Maria World Equity Fund.

(b) Income taxes – It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2011:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Accumulated ordinary income/(loss)	$(140,391)	$(292,853)	$162	$(44,391)	$78,523	$75
Capital loss carryforwards	(15,526,882)	(218,750)	(4,565,142)	(2,890,168)	(55,817)	—
Net unrealized appreciation	51,340,561	48,552,882	28,659,284	4,196,778	1,497,158	4,242,556
Other gains	8,612,782	3,052,945	8,199,620	3,282,714	132,207	1,040,440
Accumulated earnings	$44,286,070	$51,094,224	$32,293,924	$4,544,933	$1,652,071	$5,283,071

As of December 31, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes:

Expires December 31,	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund
2016	$—	$—	$—	$2,890,168	$—
2017	15,526,882	218,750	4,565,142	—	—
2018	—	—	—	—	55,817
	$15,526,882	$218,750	$4,565,142	$2,890,168	$55,817

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of the Funds’ investment securities as of June 30, 2011:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$55,212,932	$51,101,319	$30,588,643	$4,817,912	$2,206,895	$4,491,628
Gross unrealized depreciation	(3,872,371)	(2,548,437)	(1,929,359)	(621,134)	(709,737)	(249,072)
Net unrealized appreciation	$51,340,561	$48,552,882	$28,659,284	$4,196,778	$1,497,158	$4,242,556
Federal income tax cost	$158,640,458	$127,391,395	$165,864,865	$32,104,858	$18,955,685	$83,188,394

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007 through December 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2011 and December 31, 2010 was as follows:

Period Ended	Ordinary Income	Total Distributions
Ave Maria Catholic Values Fund:
June 30, 2011	$—	$—
December 31, 2010	$107,531	$107,531
Ave Maria Rising Dividend Fund:
June 30, 2011	$1,042,808	$1,042,808
December 31, 2010	$1,746,969	$1,746,969
Ave Maria Opportunity Fund:
June 30, 2011	$—	$—
December 31, 2010	$13,091	$13,091

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Bond Fund - Class R:
June 30, 2011	$831,721	$—	$831,721
December 31, 2010	$1,548,731	$95,291	$1,644,022
Ave Maria Bond Fund - Class I:
June 30, 2011	$—	$—	$—
December 31, 2010	$7,253	$—	$7,253

During the periods ended June 30, 2011 and December 31, 2010, there were no distributions paid to shareholders of the Ave Maria Growth Fund and the Ave Maria World Equity Fund.

(e) Repurchase agreements – The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

(f) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses – Common expenses of the Trust are allocated among the Funds and other series of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2013 so that: the net expenses of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% of average daily net assets; and the net expenses of the Ave Maria Bond Fund do not exceed 0.70% of average daily net assets. For the six months ended June 30, 2011, the Adviser reduced its investment advisory fees by $39,590 with respect to the Ave Maria Opportunity Fund; reduced its investment advisory fees by $28,281 with respect to the Ave Maria World Equity Fund; and reduced its investment advisory fees by $19,849 with respect to the Ave Maria Bond Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the six months ended June 30, 2011, the Adviser recouped previous investment advisory fee reductions and expense reimbursements of $39,056 from the Ave Maria Catholic Values Fund and $16,245 from the Ave Maria Growth Fund. As of June 30, 2011, the amounts of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

Ave Maria Catholic Values Fund	$120,804
Ave Maria Growth Fund	$188,445
Ave Maria Opportunity Fund	$349,006
Ave Maria World Equity Fund	$74,946
Ave Maria Bond Fund	$326,488

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
Ave Maria Catholic Values Fund	$18,029	$90,895	$11,880	$—
Ave Maria Growth Fund	$58,316	$101,151	$28,978	$—
Ave Maria Opportunity Fund	$68,166	$132,606	$108,644	$39,590
Ave Maria World Equity Fund	$—	$—	$46,665	$28,281
Ave Maria Bond Fund	$69,614	$135,726	$101,299	$19,849

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $27,500 annually for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

JLB & Associates, Inc. (“JLB”) has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund’s daily net assets. JLB’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable to Ultimus by each Fund is subject to a minimum monthly fee of $4,000, except that the Ave Maria World Equity Fund was subject to a minimum monthly fee of $2,500 for its first 12 months of operations (until April 30, 2011).

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the six months ended June 30, 2011, the total expenses incurred pursuant to the Plan were $249,706, $202,944 and $58,586 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Bond Fund, respectively.

3.	Investment Transactions

During the six months ended June 30, 2011, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$28,626,250	$22,575,353	$70,789,332	$19,102,891	$9,072,168	$16,263,164
Proceeds from sales of investment securities	$25,847,561	$7,820,834	$23,199,192	$10,154,269	$1,144,031	$7,588,112

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

5.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6.	New Legislation and Accounting Pronouncements

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ current fiscal year ending December 31, 2011. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be included in the Annual Report for the year ended December 31, 2011.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2011) and held until the end of the period (June 30, 2011).

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,097.40	$7.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,090.00	$7.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,109.70	$5.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.69	$5.16

*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 1.03% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,091.20	$6.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,055.20	$7.64
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Bond Fund

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,025.30	$3.52
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.32	$3.51

*
Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Advisory Agreements with the Adviser on behalf of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund, and the continuance of the Sub-Advisory Agreement with JLB & Associates, Inc. (the “Sub-Adviser”) on behalf of the Ave Maria Growth Fund. The approvals took place at an in-person meeting held on February 12, 2011. The initial term of the Advisory Agreement with the Adviser on behalf of the Ave Maria World Equity Fund will remain in effect until April 2012 and, therefore, consideration of the continuance of such Agreement was not required.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreements and the Sub-Advisory Agreement (collectively, the “Agreements”). The Trustees also received and reviewed a considerable amount of information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Agreements and whether the Agreements continue to be in the best interest of the Funds and their shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the revenues of the Adviser and Sub-Adviser, and costs of providing services to the Funds; and (4) information about the Adviser’s and the Sub-Adviser’s personnel. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (2) the fees charged for those services and the Adviser’s profitability with respect to the Funds (and the methodology by which the profit was calculated); (3) the Funds’ performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with independent counsel at which no representatives of the Adviser or Sub-Adviser were present.

The Trustees evaluated and discussed with the Adviser and the Sub-Adviser the responsibilities of each under the Agreements. The Trustees also reviewed the background, education and experience of the Adviser’s and the Sub-Adviser’s key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s and the Sub-Adviser’s compliance programs, and the Adviser’s role in coordinating such services and programs.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

The Trustees considered short-term and long-term investment performance of the Funds in their deliberations. The Trustees considered each Fund’s historical performance over various periods ended December 31, 2010, as it compared to the returns of relevant indices and similarly managed mutual funds. Based upon their review, the Trustees observed that: each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund outperformed its primary benchmark index (i.e., the Barclays Capital U.S. Government/Credit Intermediate Bond Index for the Ave Maria Bond Fund and the S&P 500 Index for the remaining Funds) during 2010 and over the lifetime of such Fund; and although the Ave Maria Opportunity Fund underperformed its primary benchmark index (the Russell 2000 Index) during 2010, the Fund has outperformed such index over the lifetime of the Fund.

The Trustees reviewed the Adviser’s analysis of its profitability from the Agreements for the year ended December 31, 2010, including the methodology by which that profitability is calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from the Agreements, including various research services as a result of the placement of the Funds’ portfolio brokerage. The Independent Trustees noted that the Sub-Adviser’s fees are paid by the Adviser, and not by the Ave Maria Growth Fund. The Trustees concluded that the Adviser and Sub-Adviser possess the resources necessary to serve as adviser to each Fund and the Ave Maria Growth Fund, respectively, and based upon their review of the financial statements provided by the Adviser and representations made by the Sub-Adviser, that each is sufficiently capitalized to remain economically viable to serve as adviser.

The Trustees reviewed the advisory fees paid by each Fund and compared such fees to the advisory fee ratios of similar mutual funds. They also considered the fees the Adviser charges to manage institutional accounts having similar strategies as the Funds. The Trustees compared the total operating expense ratio of each Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders, including any fee reductions by the Adviser. In considering each Fund’s advisory fee, the Trustees evaluated the Adviser’s investment capabilities within the context of the financial markets and each Fund’s long-term investment goals. The Trustees noted that the Adviser took advantage of opportunities to purchase a number of high quality, large capitalization stocks at attractive prices when periods of volatility and continued uncertainty about the strength of the economic recovery occurred during the past year. The Trustees observed that the Adviser has practiced discipline in its investment process by purchasing shares of companies with long-term sustainable competitive advantages and by selling shares when they reached the Adviser’s price objectives. The Trustees found that the Adviser has adhered to the Funds’ stated investments objectives and conservative investment approach despite the fact that many smaller, more leveraged companies outperformed

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

companies at the higher end of the quality spectrum in 2010. The Board was mindful that the Adviser has maintained an experienced staff of investment professionals with very little turnover, which has facilitated continuity in the Funds’ investment management process. The Trustees concluded that, based upon the investment strategies of the Funds and the quality of services provided by the Adviser and the Sub-Adviser, the advisory fees paid by each Fund are reasonable.

In approving the Agreements, the Independent Trustees reached the following additional conclusions: (i) the Funds’ performance over the past year has been satisfactory and, with respect to the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund, outstanding; (ii) the nature, extent and quality of services provided by the Adviser and the Sub-Adviser are satisfactory; (iii) the advisory fees and total expenses of each Fund are competitive with comparably managed mutual funds and are acceptable, including in light of the fees the Adviser charges its institutional accounts, and the profits of the Adviser are reasonable; (iv) the Adviser has demonstrated its commitment to providing shareholders with additional opportunities to participate in economies of scale by previously reducing the advisory fee rates of certain Funds and by agreeing to cap overall expenses of the Funds through fee reductions and expense reimbursements; and (v) the extent to which shareholders are achieving economies of scale as the Funds grow is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

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Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Phyllis Schlafly

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Schwartz Investment Counsel, Inc.
Established 1980

www.schwartzinvest.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	August 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	August 23, 2011

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	August 23, 2011

* Print the name and title of each signing officer under his or her signature.